UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09261

Foxby Corp.
(Exact name of registrant as specified in charter)

17 Old Drewsville Road, Walpole, NH 03608
(Address of principal executive offices) (Zip code)

InCorp Services, Inc.
360 Route 101, STE 13C
Bedford, NH 03110-5046
  (Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-785-0900
Date of fiscal year end: 12/31

Date of reporting period: 1/1/25 - 12/31/25

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Reports to Stockholders.

Item 1(a):

Seeking Total Return

FOXBY CORP.

Stock Symbol: FXBY

DECEMBER 31, 2025

Annual Report

SIGN UP FOR FUND UPDATES at FoxbyCorp.com

FOXBYCORP Seeking Total Return .

Stock Symbol: FXBY
DECEMBER 31, 2025
Annual Report
✔SIGN UP FOR FUND UPDATES at FoxbyCorp.com

TO OUR STOCKHOLDERS	(Unaudited)
December 31, 2025

Dear Fellow Stockholders:

It is a pleasure to welcome each of our new stockholders to Foxby Corp. (the “Fund”) and to submit this Annual Report. The Fund seeks to achieve its investment objective of total return by exercising a flexible strategy in the selection of securities, and is not limited by the issuer’s location, size, or market capitalization. The Fund may invest in equity and fixed income securities of new and seasoned U.S. and foreign issuers, including securities convertible into common stock, debt securities, futures, options, derivatives, and other instruments. The Fund also may employ aggressive and speculative investment techniques, such as selling securities short and borrowing money for investment purposes, a practice known as “leveraging,” and may invest defensively in short term, liquid, high grade securities and money market instruments. Of course, there can be no assurance that the Fund will achieve its objective.

Economic and Market Report

According to the minutes of the December 2025 Federal Open Market Committee (“FOMC”) meeting, the U.S. economy continued to grow at a moderate pace, with staff noting that “real gross domestic product had expanded moderately over this year,” even as overall momentum slowed compared with 2024. Inflation pressures had firmed, with both headline and core personal consumption expenditures inflation at 2.8%, and prices “somewhat higher than earlier in the year,” partly reflecting rising goods prices. At the same time, labor market conditions were easing, as the unemployment rate “ticked up to 4.4 percent” and payroll growth slowed, consistent with what staff described as a “gradual cooling in labor market conditions.”

In financial markets, the FOMC staff noted that “Treasury yields rose a little over the intermeeting period, on net, but remained within recent ranges,” while shorter term inflation compensation declined, reflecting lower energy prices and easing near term inflation concerns. Equity prices were volatile but largely unchanged overall, with markets reacting to economic data, policy communications, and developments related to artificial intelligence, particularly among large technology firms. Overall, financial market conditions continued to reflect expectations of a resilient U.S. economy and a gradual path toward policy easing.

Recent indicators suggest that economic activity continued to expand at a moderate pace, labor market conditions showed signs of gradual cooling, and inflation remained somewhat elevated. The FOMC noted that “uncertainty about the economic outlook remains elevated,” reflecting ongoing crosscurrents between slowing growth and persistent price pressures. Accordingly, while overall conditions remain resilient, we believe investors should remain cautious and continue to expect periods of market volatility.

Investment Strategy and Returns

In view of these economic and market developments, the Fund’s strategy in the past year was to seek companies with growing operations showing superior returns on assets with moderate debt, generating free cash flow, and trading at reasonable valuations. Generally, the Fund sought to purchase and hold equity securities of profitable, conservatively valued companies across a broad array of industries in seeking to achieve its investment objective of total return and sold investments that appeared to have appreciated to levels reflecting full or over-valuation.

For the year ended December 31, 2025, the Fund’s net investment loss, net realized gain on investments, and increase in unrealized appreciation on investments were, respectively, $272,008, $552,681, and $3,270,394, which contributed materially to the Fund’s net asset value return of 26.47%. Profitable sales in the period were made of, among others, shares of Dundee Precious Metals, Inc. in the metal mining industry. Losses were taken on, among others, Crocs, Inc. in the rubber and miscellaneous plastics products industry. The Fund’s shares of UnitedHealth Group Incorporated in the insurance carriers industry contributed to unrealized depreciation during the period. At the same time, the Fund benefited from unrealized appreciation by its investment in, among others, Alphabet Inc. Class A, in the computer programming, data processing industry. At period end the Fund’s top holding, Alphabet Inc. Class A, comprised about 18% of net assets.

The Fund’s market return for 2025 was 36.41%. Generally, the Fund’s total return on a market value basis will be higher than the total return on a net asset value basis in periods when there is a decrease in the discount or an increase in the premium of the market value of the net asset value, from the beginning to the end of such periods. For comparison, in the same period, the S&P 500 Index total return was 17.88%, which is unmanaged and does not reflect fees and expenses, nor is it available for direct investment. At December 31, 2025, the Fund’s portfolio included securities of over 19 different issuers, with the top ten securities amounting to approximately 70% of net assets. At that time, the Fund’s investments totaled approximately $16.9 million on net assets of approximately $17.0 million. As the Fund pursues its investment objective of total return, these holdings and allocations are subject to change at any time.

Fund Website

The Fund’s website, www.FoxbyCorp.com, provides investors with investment information, news, and other material about the Fund. The website also has links to U.S. Securities and Exchange Commission (“SEC”) filings, performance, tax, and daily net asset value reporting. You are invited to use this resource to learn more about the Fund.

Management’s Long Term Focus

We thank you for investing in the Fund and share your enthusiasm for its potential, as evidenced by the fact that affiliates of the Investment Manager own approximately 24% of the Fund’s outstanding shares. We look forward to serving your investment needs over the years ahead.

Sincerely,

Thomas Winmill
President and Portfolio Manager

1 Annual Report 2025	FOXBY CORP.

PORTFOLIO ANALYSIS	(Unaudited)
December 31, 2025

TOP TEN	December 31, 2025
SECURITY HOLDINGS

1 Alphabet Inc. Class A (18%)

2 Steel Dynamics, Inc. (8%)

3 AutoZone, Inc. (7%)

4 Build-A-Bear Workshop, Inc. (6%)

5 Interactive Brokers Group, Inc. Class A (6%)

6 Essent Group Ltd. (6%)

7 Mueller Industries, Inc. (5%)

8 Williams-Sonoma, Inc. (5%)

9 LPL Financial Holdings Inc. (5%)

10 Meta Platforms, Inc. (4%)

TOP TEN	December 31, 2025
INDUSTRIES

1 Services - Computer Programming, Data Processing (29%)

2 Insurance Carriers (17%)

3 Primary Metal (13%)

4 Security and Commodity Brokers, Dealers, Exchanges, and Services (11%)

5 Automotive Dealers and Gasoline Service Stations (7%)

6 Miscellaneous Retail (6%)

7 Home Furniture, Furnishings, and Equipment Stores (5%)

8 Health Services (4%)

9 General Merchandise Stores (4%)

10 Equipment Rental and Leasing (4%)

Top ten security holdings and industries are shown with approximate percentages of net assets and are subject to change. Industry classifications are based on Standard Industrial Classification codes. The above portfolio information should not be considered as a recommendation to purchase or sell a particular security and there is no assurance that any securities will remain a top ten security holding.

FOXBY CORP.	Annual Report 2025 2

FUND PERFORMANCE	(Unaudited)
December 31, 2025

HYPOTHETICAL $10,000 INVESTMENT This chart shows the value of a hypothetical $10,000 investment in the Fund at market price compared to the S&P 500 Index (“S&P 500”) over the past 10 years. Fund returns reflect reinvestment of dividend distributions at the price received in the Fund’s dividend reinvestment plan and do not reflect the deduction of taxes, if any, that a stockholder would pay on Fund distributions or the sale of shares. The S&P 500 is an unmanaged broad equity index and is fully invested in common stocks. You cannot invest directly in an index. The data presented represents past performance and cannot be used to predict future results.

Hypothetical $10,000 Investment	Average Annual Total Returns at December 31, 2025
		1-Year	5-Year	10-Year
	FXBY Market Price	36.41%	22.61%	14.50%
	S&P 500	17.88%	14.42%	14.82%

3 Annual Report 2025	FOXBY CORP.

SCHEDULE OF PORTFOLIO INVESTMENTS	December 31, 2025
Financial Statements

Shares	Common Stocks (99.49%)	Value

335	Automotive Dealers and Gasoline Service Stations (6.68%) AutoZone, Inc. (a)	$ 1,136,152

4,836	Business Services (1.33%) Donnelley Financial Solutions, Inc. (a)	225,793

735	Equipment Rental and Leasing (3.50%) United Rentals, Inc.	594,850

990	General Merchandise Store (3.53%) Dillard’s, Inc.	600,277

1,350	Health Services (3.71%) HCA Healthcare, Inc.	630,261

5,000	Home Furniture, Furnishings, and Equipment Stores (5.25%) Williams-Sonoma, Inc.	892,950

14,500	Insurance Carriers (16.76%) Essent Group Ltd.	942,645
16,869	NMI Holdings, Inc. (a)	688,087
3,000	The Progressive Corporation	683,160
1,625	UnitedHealth Group Incorporated	536,429

		2,850,321

16,500	Miscellaneous Retail (5.94%) Build-A-Bear Workshop, Inc.	1,010,955

7,880	Primary Metal (13.19%) Mueller Industries, Inc.	904,624
7,900	Steel Dynamics, Inc.	1,338,655

		2,243,279

15,600	Security and Commodity Brokers, Dealers, Exchanges, and Services (10.85%) Interactive Brokers Group, Inc. Class A	1,003,236
2,360	LPL Financial Holdings Inc.	842,921

		1,846,157
10,000	Services - Computer Programming, Data Processing (28.75%) Alphabet Inc. Class A	3,130,000
14,081	Clear Secure, Inc.	493,961
1,150	Meta Platforms, Inc.	759,103
480,600	NamSys Inc. (a)	506,109

		4,889,173

Total common stock (Cost $7,158,579) (99.49%)		16,920,168

Cash and other assets net of liabilities (0.51%)		86,855

Net assets (100.00%)		$17,007,023

(a) Non-income producing.

See notes to financial statements.

FOXBY CORP.	Annual Report 2025 4

STATEMENT OF ASSETS AND LIABILITIES
Financial Statements

December 31, 2025
Assets
Investments at value (cost $7,158,579)	$16,920,168
Cash	88,802
Receivables:
Dividends	37,577
Interest	13
Prepaid expenses and other assets	10,013

Total assets	17,056,573

Liabilities
Payables:
Accrued expenses	30,672
Investment management fee	13,768
Directors	2,613
Administrative services	2,497

Total liabilities	49,550

Net Assets	$17,007,023

Net Asset Value Per Share
(applicable to 521,716 shares outstanding: 500,000,000 shares of $.01 par value authorized)	$32.60

Net Assets Consist of
Paid in capital	$7,013,310
Distributable earnings	9,993,713

$17,007,023

See notes to financial statements.

5 Annual Report 2025	FOXBY CORP.

STATEMENT OF OPERATIONS
Financial Statements

Year Ended December 31, 2025
Investment Income
Dividends (net of $930 foreign tax withholding)	$176,879
Interest	480

Total investment income	177,359

Expenses
Investment management	164,634
Interest and fees on credit agreement	133,085
Bookkeeping and pricing	33,954
Audit	25,364
Directors	21,920
Legal	17,914
Administrative services	17,024
Registration	9,376
Stockholder communications	8,482
Custody	7,300
Insurance	5,181
Transfer agent	4,369
Other	993

Total expenses	449,596
Expense reduction	(229)

Net expenses	449,367

Net investment loss	(272,008)

Net Realized and Unrealized Gain
Net realized gain on:
Investments	552,579
Foreign currencies	102
Increase in unrealized appreciation on investments	3,270,394

Net realized and unrealized gain	3,823,075

Net increase in net assets resulting from operations	$3,551,067

See notes to financial statements.

FOXBY CORP.	Annual Report 2025 6

STATEMENTS OF CHANGES IN NET ASSETS
Financial Statements

	Year Ended December 31, 2025	Year Ended December 31, 2024
Operations
Net investment loss	$(272,008)	$(174,938)
Net realized gain	552,681	1,006,677
Net increase in unrealized appreciation	3,270,394	1,261,372

Net increase in net assets resulting from operations	3,551,067	2,093,111

Distributions to stockholders
Distributable earnings	(67,823)	(831,338)
Return of capital	–	(76,542)

Total distributions	(67,823)	(907,880)

Total change in net assets	3,483,244	1,185,231

Net Assets
Beginning of period	13,523,779	12,338,548

End of period	$17,007,023	$13,523,779

See notes to financial statements.

7 Annual Report 2025	FOXBY CORP.

STATEMENT OF CASH FLOWS
Financial Statements

Year Ended December 31, 2025
Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$3,551,067
Adjustments to reconcile increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Unrealized appreciation of investments	(3,270,394)
Net realized gain on sales of investments	(552,681)
Purchase of long term investments	(4,729,530)
Proceeds from sales of long term investments and return of capital	7,584,611
Net sales of short term investments	102
Increase in dividends receivable	(4,228)
Increase in interest receivable	(3)
Increase in prepaid expenses and other assets	(3,536)
Decrease in accrued expenses	(15,056)
Increase in investment management fee payable	767
Decrease in administrative services payable	(191)
Decrease in directors payable	(129)

Net cash provided by operating activities	2,560,799

Cash Flows from Financing Activities
Credit agreement repayment, net	(2,404,500)
Distribution paid to stockholders	(67,823)

Net cash used in financing activities	(2,472,323)

Net change in cash	88,476

Cash
Beginning of period	326

End of period	$88,802

Supplemental disclosure of cash flow information
Cash paid for interest on credit agreement	$128,567

See notes to financial statements.

FOXBY CORP.	Annual Report 2025 8

NOTES TO FINANCIAL STATEMENTS	December 31, 2025
Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES Foxby Corp. (the “Fund”), a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “Company Act”), is a non-diversified, closed end management investment company whose shares are quoted over the counter under the stock symbol FXBY. The Fund’s non-fundamental investment objective is total return which it may seek from growth of capital and from income in any security type and in any industry sector. The Fund retains Midas Management Corporation (the “Investment Manager”) as its investment manager.

As an investment company, the Fund follows the accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Valuation of Investments – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are usually valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are usually valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. In the event of an unexpected closing of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security’s value than an earlier price from the primary market or exchange. Accordingly, the Fund may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable, or are earlier and less representative of current market value. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value (“NAV”). Foreign securities markets may be open on days when the U.S. markets are closed.

For this reason, the value of any foreign securities owned by the Fund could change on a day when stockholders cannot buy or sell shares of the Fund. Although the Fund’s Board of Directors (the “Board”) may choose to determine fair value in good faith for any or all fund investments by carrying out the required functions itself, pursuant to Rule 2a-5 under the Company Act, the Board currently has chosen to designate the performance of fair value determinations to a valuation designee, the Investment Manager, subject to the Board’s oversight with respect to securities for which market quotations are not readily available and reliable and other assets, called “fair value pricing.” Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available and reliable market quotation for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing may cause the NAV of its shares to differ from the NAV that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or traded.

Cash – Cash may include deposits allocated among banks insured by the Federal Deposit Insurance Corporation (“FDIC”) in amounts up to the insurance coverage maximum amount of $250,000. Cash may also include uninvested cash balances held by the Fund’s custodian.

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to a change in foreign exchange rates for those investments.

Derivatives – The Fund may use derivatives for a variety of reasons, such as to attempt to protect against possible changes in the value of its portfolio holdings or to generate potential gain. Derivatives are financial instruments that derive their values from other securities or commodities, or that are based on indices. Derivative instruments are marked to market with the change in value reflected in unrealized appreciation or depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counter-parties to meet the terms of their contracts. Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements.

9 Annual Report 2025	FOXBY CORP.

NOTES TO FINANCIAL STATEMENTS
Financial Statements

Investments in Other Investment Companies – The Fund may invest in shares of other investment companies such as closed end funds, exchange traded funds, and mutual funds (each, an “Acquired Fund”) in accordance with the Company Act and related rules. Stockholders in the Fund bear the pro rata portion of the fees and expenses of an Acquired Fund in addition to the Fund’s expenses. Expenses incurred by the Fund that are disclosed in the Statement of Operations do not include fees and expenses incurred by an Acquired Fund. The fees and expenses of an Acquired Fund are reflected in such Acquired Fund’s total return.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities and private company securities, as soon as practicable after the Fund is notified. Interest income is recorded on the accrual basis. Amortization of premium and accretion of discount on corporate bonds and notes are included in interest income. Taxes withheld on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses deemed to have been incurred solely by the Fund are normally charged to the Fund in the entirety. Expenses deemed to have been incurred by the Fund and one or more of the other investment companies for which the Investment Manager or its affiliates serve as investment manager, or other related entities, are generally allocated based on the most practicable method deemed equitable at the time the expense is incurred, including, without limitation, on the basis of relative assets under management. The Fund may take advantage of payment discounts offered by certain vendors. Such credits realized typically are used to reduce expenses. Credits realized by the Fund during the period, if any, are shown as a reduction of total expenses in the Statement of Operations.

Distributions to Stockholders – Distributions to stockholders are determined in accordance with income tax regulations and are recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because the Fund’s current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “IRC”), and to distribute to its stockholders substantially all of its taxable income and net realized gains. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has reviewed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2022-2024) or expected to be taken in the Fund’s 2025 tax returns.

The Fund may be subject to foreign taxation related to certain securities held by the Fund, income received, capital gains on the sale of securities, and currency transactions. Foreign taxes, if any, are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund adopted the Financial Accounting Standards Board Accounting Standards Update 2023-09, Income Taxes (Topic 740) Improvements to Income Tax Disclosures during the period ended December 31, 2025. Adoption of the new standard did not materially impact the Fund’s financial statement disclosures, financial position, or results of operations.

Operating Segments – The Fund operates and is managed as a single reportable segment with the non-fundamental investment objective of total return. The chief operating decision maker (“CODM”) of the Fund is the President and Portfolio Manager. The financial information in the form of the Fund’s portfolio composition, total returns, changes in net assets and expense ratios, which are used by the CODM to assess the Fund’s performance and to make operational decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying statement of assets and liabilities as “net assets” and significant segment expenses are listed on the accompanying Statement of Operations.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES The Fund has retained the Investment Manager pursuant to an investment management agreement. Under the terms of the investment management agreement, the Investment Manager receives a fee payable monthly for investment advisory services at an annual rate of 0.95% of the Fund’s Managed Assets, which may include undistributed realized gains. “Managed Assets” means the average weekly value of the Fund’s total assets, minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt, and the aggregate liquidation preference of any outstanding preferred stock.

FOXBY CORP.	Annual Report 2025 10

NOTES TO FINANCIAL STATEMENTS
Financial Statements

Pursuant to the investment management agreement, the Fund reimburses the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the year ended December 31, 2025, the Fund’s reimbursements of such costs were $17,024, of which $9,273 and $7,751 was for compliance and accounting services, respectively. Certain officers and directors of the Fund are officers and directors of the Investment Manager. As of December 31, 2025, affiliates of the Investment Manager owned approximately 24% of the Fund’s outstanding shares.

The Fund compensates each director who is not an employee of the Investment Manager or its affiliates. These directors receive fees for service as a director from the Fund and the other funds of which they are a director or trustee and for which the Investment Manager or its affiliates serve as investment manager. In addition, director out-of-pocket expenses are allocated to such funds which the Investment Manager or its affiliates serve as investment manager based on the most practicable method deemed equitable at the time the expense is incurred, including, without limitation, on the basis of relative assets under management. Expenses deemed to have been incurred solely by the Fund are normally charged to the Fund in the entirety.

The Fund leased storage from an affiliate at a cost of $13 for the year ended December 31, 2025.

3. DISTRIBUTIONS TO STOCKHOLDERS AND DISTRIBUTABLE EARNINGS The tax character of distributions paid by the Fund for the years ended December 31, 2025 and 2024 are comprised of the following:

Tax characteristics of distributions:	2025	2024
Net investment income	$-	$36,990
Capital gains	67,823	794,348
Return of capital	-	76,542
Total distribution	$67,823	$907,880

As of December 31, 2025, the components of distributable earnings on a tax basis were as follows:

Undistributed realized gain	$232,124
Unrealized appreciation	9,761,589

$9,993,713

GAAP requires certain components related to permanent differences of net assets to be classified differently for financial reporting than for tax reporting purposes. These differences have no effect on net assets or NAV per share. These differences, which may result in distribution reclassifications, are primarily due to differences in recharacterization of capital gain income and timing of distributions. As of December 31, 2025, the Fund recorded the following financial reporting reclassifications to the net asset accounts to reflect those differences:

Distributable Earnings	Paid in Capital
$12,917	$(12,917)

4. VALUE MEASUREMENTS GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

● Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

● Level 2 – observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

● Level 3 – unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

11 Annual Report 2025	FOXBY CORP.

NOTES TO FINANCIAL STATEMENTS
Financial Statements

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities (Common and Preferred Stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

The following is a summary of the inputs used as of December 31, 2025 in valuing the Fund’s assets. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

ASSETS	Level 1	Level 2	Level 3	Total

Investments, at value

Common stocks	$ 16,920,168	$ -	$ -	$ 16,920,168

Total investments, at value	$ 16,920,168	$ -	$ -	$ 16,920,168

5. INVESTMENT TRANSACTIONS Purchases and proceeds from sales or maturities of investment securities, excluding short term investments, were $4,729,530 and $7,584,611, respectively, for the year ended December 31, 2025. As of December 31, 2025, for federal income tax purposes, the aggregate cost of securities was $7,158,579 and net unrealized appreciation was $9,761,589, comprised of gross unrealized appreciation of $9,792,467 and gross unrealized depreciation of $30,878.

6. CREDIT AGREEMENT The Fund entered into a revolving credit agreement and other related agreements (collectively, as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) with The Huntington National Bank (“HNB”), the Fund’s custodian, under which HNB may make loans to the Fund in such amounts as the Fund may from time to time request. The maximum loan amount under the Credit Agreement is the lesser of: (i) $4,200,000 or (ii) 30% of the Fund’s daily market value, which market value may be decreased by the exclusion of certain Fund assets or asset classes, as HNB may decide from time to time in its sole discretion. The Fund pledges its securities and other assets as collateral to secure its obligations under the Credit Agreement and retains the risks and rewards of the ownership of such securities and other assets pledged.

Borrowings under the Credit Agreement bear an interest rate per annum to be applied to the principal balance outstanding, from time to time, equal to the Term Secured Overnight Financing Rate (SOFR) plus 1.28%. An unused fee is charged equal to 0.125% per annum of the daily excess of the maximum loan amount over the outstanding principal balance of the loan. The Fund was charged origination fees and expenses of $9,355 upon the annual renewal of the Credit Agreement and such cost is amortized ratably through June 10, 2026, the maturity date of the Credit Agreement.

There was no outstanding loan balance under the Credit Agreement as of December 31, 2025. The weighted average interest rate and average daily amount outstanding under the Credit Agreement for the year ended December 31, 2025 were 5.68% and $2,263,190, respectively. The maximum amount outstanding during the year ended December 31, 2025 was $3,390,500.

7. CAPITAL STOCK As of December 31, 2025, there were 521,716 shares of $.01 par value common stock outstanding and 500,000,000 shares authorized. There were no transactions in capital stock during the years ended December 31, 2025 and 2024, respectively.

8. SHARE REPURCHASE PROGRAM In accordance with Section 23(c) of the Company Act, the Fund may from time to time repurchase its shares in the open market at the discretion of and upon such terms as determined by the Board. The Fund did not repurchase any of its shares during the years ended December 31, 2025 and 2024, respectively.

9. PORTFOLIO CONCENTRATION The Fund operates as a “non-diversified” investment company under the Company Act, which means that the portion of the Fund’s assets that may be invested in the securities of a single issuer and the amount of the outstand-

FOXBY CORP.	Annual Report 2025 12

NOTES TO FINANCIAL STATEMENTS
Financial Statements

ing voting securities of a particular issuer held by the Fund are not limited by the Company Act. The Fund, however, currently intends to continue to conduct its operations so as to qualify as a “regulated investment company” for purposes of the IRC, which currently requires that, at the end of each quarter of the taxable year, with respect to 50% of the Fund’s total assets, the Fund limits to 5% the portion of its total assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of the Fund’s portfolio, although no single investment can exceed 25% of a Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s NAV to be more volatile and thus may subject stockholders to more risk.

10. CONTINGENCIES The Fund indemnifies its officers and directors from certain liabilities that might arise from the performance of their duties for the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as it involves future claims that may be made against the Fund under circumstances that have not occurred.

11. OTHER INFORMATION The Fund may at times raise cash for investment by issuing shares through one or more offerings, including rights offerings. Proceeds from any such offerings will be invested in accordance with the investment objective and policies of the Fund.

13 Annual Report 2025	FOXBY CORP.

FINANCIAL HIGHLIGHTS
Financial Statements

	Year Ended December 31,
	2025	2024	2023	2022	2021
Per Share Operating Performance (1) (2)

Net asset value, beginning of period	$25.92	$23.65	$18.72	$22.77	$17.85

Income from investment operations:
Net investment income (loss)	(0.52)	(0.34)	(0.21)	0.01	0.02
Net realized and unrealized gain (loss) on investments	7.33	4.35	5.42	(3.87)	6.91

Total from investment operations	6.81	4.01	5.21	(3.86)	6.93

Less distributions:
Net investment income	-	(0.07)	-	-	-
Capital gains	(0.13)	(1.52)	(0.28)	(0.19)	(2.01)
Return of capital	-	(0.15)	-	-	-

Total distributions	(0.13)	(1.74)	(0.28)	(0.19)	(2.01)

Net asset value, end of period	$32.60	$25.92	$23.65	$18.72	$22.77

Market value, end of period	$23.25	$17.14	$13.12	$12.75	$14.21

Total Return (3)
Based on net asset value	26.47%	20.73%	29.03%	(16.55)%	45.61%
Based on market price	36.41%	43.90%	5.10%	(8.92)%	47.45%

Ratios/Supplemental Data

Net assets at end of period (000s omitted)	$17,007	$13,524	$12,339	$9,767	$11,878

Ratios to average net assets of:
Total expenses	2.99%	2.63%	3.09%	2.65%	2.39%
Net expenses (4)	2.98%	2.63%	3.09%	2.65%	2.39%
Net investment income (loss)	(1.81)%	(1.28)%	(1.04)%	0.05%	0.11%

Portfolio turnover rate	27%	26%	25%	41%	49%

Leverage analysis, end of period:
Outstanding loan balance (000s omitted)	$-	$2,404	$2,181	$1,380	$2,493
Asset coverage per $1,000 (5)	$-	$6,624	$6,658	$8,079	$5,766
Average commission rate paid	$0.0122	$0.0116	$0.0099	$0.0121	$0.0113

(1)	The per share amounts were calculated using the average number of shares outstanding during the period.

(2)	On May 6, 2021, the Fund completed a 1-for-5 reverse stock split. Prior year per share amounts have been restated to reflect the impact of the reverse stock split.

(3)

Total return on a market value basis is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan if in effect or, if there is no plan in effect, at the lower of the per share net asset value or the closing market price of the Fund’s shares on the dividend/distribution date. Generally, total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on a net asset value basis will be lower than total return on a market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

The calculation does not reflect brokerage commissions, if any.

(4)

The ratio of net expenses excluding loan interest and fees from the use of leverage to average net assets was 2.10%, 2.03%, 2.13%, 2.13%, and 2.16% for the years ended December 31, 2025, 2024, 2023, 2022, and 2021, respectively.

(5)

Represents the value of total assets less liabilities not represented by senior securities representing indebtedness divided by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness. For purposes of this calculation, the Credit Agreement is considered a senior security representing indebtedness.

See notes to financial statements.

FOXBY CORP.	Annual Report 2025 14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Financial Statements

To the Stockholders and Board of Directors of

Foxby Corp.

Walpole, New Hampshire

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Foxby Corp. (the “Fund”), including the schedule of investments, as of December 31, 2025, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2002.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 23, 2026

15 Annual Report 2025	FOXBY CORP.

DIRECTORS	(Unaudited)
Additional Information

The following table sets forth certain information concerning the Directors currently serving on the Board of Directors of the Fund.

INDEPENDENT DIRECTORS (1)
Name,Address (2), and Date of Birth	Position(s) Held with the Fund	Director Since	Principal Occupation(s) for the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (3)	Other Directorships Held by Director During the Past Five Years (4)

Roger Atkinson January 25, 1961	Director	2020	Since 2007, Mr. Atkinson has served as a manager with CellMark Inc., a pulp and paper trading company. His responsibilities include directing trading activity, acquisitions, and risk management.	4	None

Jon Tomasson September 20, 1958	Director	2017

Mr. Tomasson serves as Chief Executive Officer of Vinland Capital Investments, LLC (since 2002), a real estate investment company that he founded, and Chief Investment Officer of NRE Capital Partners LLC (since 2019), a private real estate lending company. Prior to starting Vinland, Mr. Tomasson was a principal with Cardinal Capital Partners, a leading investor in single-tenant net-leased property, and served as a Vice President at Citigroup in the Global Real Estate Equity and Structured Finance group, part of the Real Estate Investment Bank, with both transactional and various management responsibilities.

				4	None

Peter Werner August 16, 1959	Director	2002	Retired. Previously Mr. Werner taught, directed, and coached many programs at The Governor’s Academy of Byfield, MA. He also previously held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading.	4	None

INTERESTED DIRECTORS

Thomas Winmill (5) June 25, 1959	Director; President, Chief Executive Officer, Chairman, Chief Legal Officer	2002

Mr. Winmill is President, Chief Executive Officer, Chairman, Chief Legal Officer, and a Trustee or Director of the Fund, Bexil Investment Trust, and Midas Series Trust. He is a Director or Manager, President, Chief Executive Officer, and Chief Legal Officer of the Investment Manager and Bexil Advisers LLC, a registered Investment advisers (collectively, the “Advisers”), Midas Securities Group, Inc., a registered broker-dealer (the “Broker-Dealer”), Bexil Corporation, a holding company (“Bexil”) and Winmill & Co. Incorporated, a holding company (“Winco”). He is a Director of Bexil American Mortgage Inc. and a trustee of the Winmill Family Trust (“WFT”). He is Chairman of the Investment Policy Committee of each of the Advisers (the “IPCs”), and he is a portfolio manager of the Fund, Bexil Investment Trust, Midas Discovery, and Midas Special Opportunities. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute.

				4	Global Self Storage, Inc. (1997-2025)

Woodworth Winmill (5) April 18, 1994	Director	2024

Since May 2025, Mr. Winmill has worked as an associate at Milberg, PLLC. From January 2024 to May 2025, he worked as an associate at Labaton Keller Sucharow LLP in its arbitration group. From March 2022 to December 2023, he worked as an associate at Reid Collins & Tsai LLP, where he litigated commercial cases in state and federal court. From September 2021 to March 2022, he worked as an associate at Ropes & Gray LLP in its business restructuring group. He received his J.D. from Columbia Law School in May 2021. During law school, he interned for the Hon. Freda Wolfson in the District of New Jersey in the summer of 2019 and worked at Ropes & Gray LLP in the summer of 2020. Since 2021, he has served as a director of Winco and as a trustee of the WFT. Since 2023, he has also served as a director of Bexil.

				1	None

1)

Refers to Directors who are not “interested persons” of the Fund as defined under the Company Act. (2) Unless otherwise noted, the address of record for the directors is P. O. Box 4, Walpole, NH 03608. (3) The “Fund Complex” is comprised of the Fund, Bexil Investment Trust, and Midas Series Trust (with two series), which are managed by the Investment Manager or its affiliates. (4) Refers to directorships and trusteeships held by a Director during the past five years in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Company Act, excluding those within the Fund Complex. (5) Thomas Winmill is an “interested person” (as such term is defined in the Company Act) of the Fund due to his affiliation with the Investment Manager. Woodworth Winmill is Thomas Winmill’s son and because of this familial relationship, Woodworth Winmill is also an “interested person” of the Fund.

Messrs. Atkinson, Tomasson, and Werner also serve on the Audit and Nominating Committees of the Board. Mr. Thomas Winmill serves on the Executive Committee of the Board. All current Directors serve on the Continuing Directors Committee of the Board.

FOXBY CORP.	Annual Report 2025 16

OFFICERS	(Unaudited)
Additional Information

The Fund’s executive officers, other than those who serve as Directors, and their relevant biographical information are set forth below.

EXECUTIVE OFFICERS

Name, Address (1), and Date of Birth	Position(s) Held with the Fund	Officer Since (2)	Principal Occupation(s) for the Past Five Years

Russell Kamerman, Esq. July 8, 1982	Chief Compliance Officer, Secretary, and General Counsel	2014

Chief Compliance Officer, Secretary, and General Counsel of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealer, and Bexil. He is Assistant Chief Compliance Officer, Assistant Secretary, and Assistant General Counsel of Global Self Storage, Inc., a self storage REIT (“SELF”) and Tuxis Corporation, a real estate company (“Tuxis”). He is Assistant Chief Compliance Officer, Assistant Secretary, and Co-General Counsel of Winco. He is a member of the New York State Bar and the Chief Compliance Officer Committee and the Advertising Compliance Advisory Committee of the Investment Company Institute.

Heidi Keating March 28, 1959	Vice President	2002	Vice President of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealer, Bexil, SELF, Tuxis, and Winco. She is a member of the IPCs.

Donald Klimoski II, Esq. September 24, 1980	Assistant Secretary, Assistant General Counsel, and Assistant Chief Compliance Officer	2017

Assistant Secretary, Assistant General Counsel, and Assistant Chief Compliance Officer of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealer, and Bexil. He is Chief Compliance Officer, Secretary, and General Counsel of SELF and Tuxis. He is Chief Compliance Officer, Secretary, and Co-General Counsel of Winco. He is a member of the New York, New Jersey and Patent Bars and the Compliance Advisory Committee of the Investment Company Institute. Previously, he served as Associate General Counsel of Commvault Systems, Inc. Prior to that, he was an associate at Sullivan & Cromwell LLP, where his practice focused on mergers and acquisitions, securities law, corporate governance, intellectual property and related matters.

Thomas O’Malley July 22, 1958	Chief Accounting Officer, Chief Financial Officer, Treasurer, and Vice President	2005

Chief Accounting Officer, Chief Financial Officer, Vice President, and Treasurer of the other investment companies in the Fund Complex, the Advisers, the BrokerDealer, Bexil, SELF, Tuxis, and Winco. He is a certified public accountant.

Louis Soulios July 24, 1981	Vice President, Finance	2022	Vice President, Finance, of the investment companies in the Fund Complex, the Advisers, the Broker-Dealer, Bexil, SELF, Tuxis, and Winco. He is a certified public accountant.

(1) Unless otherwise noted, the address of record for the officers is P.O. Box 4, Walpole, NH 03608. (2) Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually. The officers were last elected on December 18, 2025.

17 Annual Report 2025	FOXBY CORP.

POLICIES AND UPDATES	(Unaudited)
Additional Information

Investment Objective, Policies, and Strategies

The Fund’s non-fundamental investment objective is to seek total return. In seeking its objective, the Fund exercises a flexible strategy in the selection of securities, and is not limited by the issuer’s location, size, or market capitalization. The Fund may invest in equity and fixed income securities of new and seasoned U.S. and foreign issuers, including securities convertible into common stock, debt securities, futures, options, derivatives, and other instruments. The Fund also may employ aggressive and speculative investment techniques, such as selling securities short and borrowing money for investment purposes, a practice known as “leveraging,” and may invest defensively in short term, liquid, high grade securities and money market instruments. There is a risk that these transactions sometimes may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund’s performance. The Fund may invest in debt securities rated below investment grade, commonly referred to as junk bonds, as well as investment grade and U.S. Government securities. Generally, investments in securities in the lower rating categories or comparable unrated securities provide higher yields but involve greater price volatility and risk of loss of principal and interest than investments in securities with higher ratings. A potential benefit of its closed end structure, the Fund may invest without limit in illiquid investments such as private placements and private companies.

Investment Restrictions

The following restrictions are the Fund’s only fundamental policies – that is, policies that cannot be changed without the approval of a majority of the Fund’s outstanding voting securities. All other policies and investment restrictions referred to herein are not fundamental policies of the Fund and may be changed by the Fund’s Board of Directors without stockholder approval. A “majority of the Fund’s outstanding voting securities” for this purpose and under the Company Act means the lesser of (1) 67% or more of the Fund’s shares present at a meeting if more than 50% of the outstanding shares of the Fund are present and represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. As a matter of fundamental policy:

(1)	The Fund may not borrow money or issue senior securities, except as permitted under the Company Act;

(2)

The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments, or investing in securities or other instruments that are secured by physical commodities;

(3)

The Fund may not lend money or other assets, except to the extent permitted by the Company Act. This restriction does not prevent the Fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests;

(4)

The Fund may not act as an underwriter of another issuer’s securities, except to the extent that, in connection with the purchase and sale of portfolio securities, it may be deemed to be an underwriter within the meaning of the Securities Act;

(5)

The Fund may not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities); and

(6)

The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated (as that term may be defined or interpreted under the Company Act) in any one industry. This restriction does not limit the Fund’s investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto.

Although not a part of the Fund’s fundamental investment restriction, it is the current position of the SEC staff that a fund’s investments are concentrated in an industry when 25% or more of the fund’s net assets are invested in issuers whose principal business is in that industry. Except as otherwise noted, the percentage restrictions set forth above, as well as those contained elsewhere herein, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any other cause other than action by the Fund will not require the Fund to dispose of portfolio securities or take other action to satisfy the percentage restriction (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

FOXBY CORP.	Annual Report 2025 18

POLICIES AND UPDATES	(Unaudited)
Additional Information

Principal Risks

Share Trading Risk – The Fund’s shares are quoted on the OTC Market and may have less trading volume and liquidity, greater trading spreads, increased market discount to NAV of the Fund’s shares, and fewer governance, stockholder meeting, and reporting requirements than might be the case if the shares were listed on a national securities exchange.

Market Risks – An investment in the Fund is subject to market risk, including the possible loss of the entire principal amount. An investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the shares during periods in which the Fund utilizes leverage.

Leverage Risk – The Fund from time to time may borrow under its credit agreement to increase the assets in its investment portfolio over its net assets, a practice called leverage. Money the Fund borrows for leveraging is limited to 33 1/3% of the value of its total assets. Leverage borrowing creates an opportunity for increased return but, at the same time, involves special risk considerations. Leverage increases the likelihood of greater volatility of the NAV and market price of the Fund’s shares. If the return that the Fund earns on the additional securities purchased fails to cover the interest and fees incurred on the monies borrowed, the NAV of the Fund (and the return of the Fund) would be lower than if borrowing had not been incurred. In addition, when the Fund borrows at a variable interest rate, there is a risk that fluctuations in the interest rate may adversely affect the return to the Fund’s stockholders. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for distribution to stockholders. There is no assurance that a borrowing strategy will be successful during any period in which it is employed. Borrowing on a secured basis results in certain additional risks. Should securities that are pledged as collateral to secure its obligations under the credit agreement decline in value, the Fund may be required to pledge additional assets in the form of cash or securities to the lender to avoid liquidation of the pledged assets. In the event of a steep drop in the value of pledged securities, it might not be possible to liquidate assets quickly enough and this could result in mandatory liquidation of the pledged assets in a declining market at relatively low prices. Furthermore, the Investment Manager’s ability to sell the pledged securities is limited by the terms of the credit agreement, which may reduce the Fund’s investment flexibility over the pledged securities. Because the fee paid to the Investment Manager is calculated on the basis of the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt and the aggregate liquidation preference of any outstanding preferred stock, the dollar amount of the management fee paid by the Fund to the Investment Manager will be higher (and the Investment Manager will benefit to that extent) when leverage is utilized.

Foreign Securities Risk – Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political, tax, and economic developments which could adversely affect the value of such securities. Moreover, securities of foreign issuers and securities traded in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political, or social instability, or diplomatic developments that could affect U.S. investments in the securities of issuers domiciled in those countries.

Sector Risk – To the extent the Fund focuses its investments, from time to time, in a particular sector, the Fund will be subject to a greater degree to the risks specific to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector to a greater extent than if the Fund’s investments were diversified across different sectors.

An Investment in the Fund is Not a Bank Deposit – It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program and you could lose money by investing in the Fund.

Non-Diversification – The Fund is non-diversified, which means that it is not limited by the Company Act in the proportion of its assets that may be invested in the securities or obligations of a single issuer. As a result, the Fund may hold a smaller number of issuers than if it were diversified. Investing in a non-diversified fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the Fund’s total returns.

Growth Securities Risk – The Fund may invest in companies that the Investment Manager believes have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other securities and may involve special risks. If the Investment Manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, thereby reducing the Fund’s returns. In addition, because different types of securities tend to shift in and out of favor depending on market and economic conditions, “growth” securities may perform differently from the market as a whole and other types of securities.

19 Annual Report 2025	FOXBY CORP.

POLICIES AND UPDATES	(Unaudited)
Additional Information

Small Capitalization – The Fund may invest in companies that are small or thinly capitalized and may have a limited operating history. Investments in small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable to adverse business or economic developments than stocks of larger companies. The securities of small capitalization companies generally are less liquid and have narrower product lines, more limited financial resources, and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies. During broad market downturns, the Fund’s NAV may fall further than those of funds investing in larger companies. Full development of small capitalization companies takes time, and for this reason, among others, the Fund should be considered a long term investment and not a vehicle for seeking short term profit.

Medium and Large Capitalization – Compared to small capitalization companies, medium and large capitalization companies may be less responsive to business changes and opportunities. At times, the stocks of large capitalization companies may lag other types of stocks in performance. Compared to large capitalization companies, medium capitalization companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Pricing – Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Security Selection – The securities selected for the Fund’s portfolio may decline in value. The Investment Manager could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities, or other matters. As a result, the Fund may underperform the markets, its benchmark index or other funds with the same objective or in the same asset class.

Active Trading – The Fund may trade securities actively. This strategy could increase transaction costs, reduce performance, and result in increased taxable distributions, which could lower the Fund’s after tax performance.

Distributions – At any time, the Fund’s NAV may reflect undistributed net investment income, undistributed net realized capital gains, and/ or net unrealized appreciation. To the extent the market price of the Fund’s shares reflects such amounts, an investor who purchases shares shortly before a distribution may pay a market price that effectively includes the value of the forthcoming distribution and, when the distribution is paid, may incur tax on the distribution (unless the investor is investing through a tax-deferred account), even though, in economic terms, the distribution may represent a return of a portion of the investor’s purchase price (“buying a dividend”).

Amounts representing undistributed net investment income and undistributed net realized capital gains are not liabilities of the Fund. Such amounts are reflected in the Fund’s net assets (and therefore NAV) and do not constitute an obligation of the Fund to make a distribution unless and until a distribution is declared by the Board, at which time the Fund will normally record a liability for the declared distribution until it is paid. The management fee payable by the Fund to the investment adviser is based on the Fund’s “managed assets,” defined as the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, with such liabilities excluding (for purposes of this calculation) debt relating to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred stock. Because undistributed net investment income and undistributed gains are not liabilities, they are not deducted in calculating managed assets and therefore are included in the base on which the management fee is computed.

Cybersecurity Risk – With the widespread use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of stockholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional related costs.

Recent Market Events – U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including elevated inflation levels and wars in Europe and the Middle East. Uncertainties regarding interest rate levels, political events, potential trade restrictions and tariffs, global geopolitical conflicts, and the possibility of a national or global recession have also contributed to market volatility.

FOXBY CORP.	Annual Report 2025 20

POLICIES AND UPDATES	(Unaudited)
Additional Information

Material Changes

The following information in this stockholder report is a summary of certain changes since the most recent stockholder report. This information may not reflect all of the changes that have occurred since you purchased the Fund.

Since the most recent stockholder report, there have been no material changes to: (i) the Fund’s investment objective, principal investment policies or strategies that have not been approved by stockholders, (ii) principal risk factors associated with investment in the Fund, (iii) the person(s) who are primarily responsible for the day-to-day management of the Fund; or (iv) the Fund’s governing documents that would delay or prevent a change of control of the Fund that have not been approved by stockholders.

Governing Documents

Certain provisions in the Fund’s Charter and/or Bylaws (“Governing Documents”) could have the effect of, among other things, depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a proxy fight, tender offer, or similar effort or bringing litigation against the Fund and/or any director, officer, employee or affiliate thereof. The overall effect of these provisions is to, among other things, render more difficult the accomplishment of a merger or the assumption of control by a principal stockholder. The foregoing summary is subject to the Governing Documents, which are on file with the SEC and available on the Fund’s website www.FoxbyCorp.com.

Escheatment/Inactive Accounts

If stockholder-initiated contact does not occur on your account within the timeframe specified by the law in your state of record, or if Fund mailings are returned as undeliverable during that timeframe, the assets of your account may be transferred to your last known recorded state of residence as unclaimed property, in accordance with specific state law. NOTE: If you fail to initiate such contact, your property will be escheated to your last known state of residency after which you will need to claim the property from that state.

Section 23 Notice

Pursuant to Section 23 of the Company Act, notice is hereby given that the Fund may in the future purchase its own shares in the open market. These purchases may be made from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.

21 Annual Report 2025	FOXBY CORP.

GENERAL INFORMATION	(Unaudited)
Additional Information

Proxy Voting

The Fund’s Proxy Voting Guidelines, which describe the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities, as well as its proxy voting record for the most recent 12 months ended June 30, are available without charge, upon request, by calling the Fund collect at 212-785-0900, on the SEC’s website at www.sec.gov, and on the Fund’s website at www.Foxby-Corp.com.

Quarterly Schedule of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov. and a link thereto can be found on the Fund’s website at www.FoxbyCorp.com.

Please Note

There is no assurance that the Fund’s investment objective will be attained. Past performance is no guarantee of future results. You should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The Fund’s investment policies, management fees, and other matters of interest to prospective investors may be found in its filings with the SEC, including its annual and semi-annual reports. To obtain a copy of the reports, please call us toll-free at 855-411-6432 or download them at www.FoxbyCorp.com/literature/. Please read the reports carefully before investing.

Shares of closed end funds frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV has decreased in the past, and may decrease in the future, as a result of its investment activities and other events. Neither the Investment Manager nor the Fund can predict whether shares of the Fund will trade at, below, or above NAV. The risk of holding shares of the Fund that might trade at a discount is more pronounced for investors expecting to sell their shares in a relatively short period of time after acquiring them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The shares of the Fund are designed primarily for long term investors and should not be considered a vehicle for trading purposes. The NAV of the Fund’s shares typically will fluctuate with price changes of the Fund’s portfolio securities, and these fluctuations are likely to be greater in the case of a fund which uses leverage, as the Fund may from time to time. In the event that shares of the Fund trade at a premium to NAV, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares of the Fund will not trade at a discount to NAV thereafter. The market price for the Fund is based on supply and demand which fluctuates daily based on many factors, such as economic conditions and global events, investor sentiment, and security-specific factors.

This report, including the financial statements herein, is provided for informational purposes only. This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. This report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or an exemption therefrom. The internet address for the Fund is included several times in this report as a textual reference only. The information on the website is not incorporated by reference into this report.

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Fund’s Statement of Additional Information has not been updated since completion of the Fund’s most recent offering and the information contained in the Fund’s Statement of Additional Information may have become outdated.

Investment products, including shares of the Fund, are not federally or FDIC insured, are not deposits or obligations of, or guaranteed by, any financial institution and involve investment risk, including possible loss of principal and fluctuation in value. Consult with your tax advisor or attorney regarding specific tax issues.

Cautionary Note Regarding Forward Looking Statements

Certain information presented in this report may contain “forward looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward looking statements include, but are not limited to, statements concerning the Fund’s plans, objectives, goals, strategies, distributions and their amounts and timing, distribution declarations, future events, future performance, prospects of its portfolio holdings, or intentions, and other information that is not historical information. Generally, forward looking statements can be identified by terminology such as “believes,” “expects,” “estimates,” “may,” “will,” “should,” “anticipates,” “projects,” “plans,” or “intends,” or the negative of such terms or other comparable terminology, or by discussions of strategy. All forward looking statements by the Fund involve known and unknown risks, uncertainties, and other factors, many of which are beyond the control of the Fund, which may cause the Fund’s actual results to be materially different from those expressed or implied by such statements. These risks include, but are not limited to, equity securities risk, corporate bonds risk, credit risk, interest rate risk, leverage and borrowing risk, additional risks of certain securities in which the Fund invests, market discount from NAV, distribution policy risk, management risk, and other risks discussed in the Fund’s filings with the SEC. The Fund may also make additional forward looking statements from time to time. All such subsequent forward looking statements, whether written or oral, by the Fund or on its behalf, are also expressly qualified by these cautionary statements. Investors should carefully consider the

FOXBY CORP.	Annual Report 2025 22

GENERAL INFORMATION	(Unaudited)
Additional Information

risks, uncertainties, and other factors, together with all of the other information included in the Fund’s filings with the SEC, and similar information. The Fund may also make additional forward looking statements from time to time. All forward looking statements apply only as of the date made. The Fund undertakes no obligation to publicly update or revise forward looking statements, whether as a result of new information, future events, or otherwise. Thus you should not place undue reliance on forward looking statements.

Stock Data at December 31, 2025

Market Price per Share	$23.25

Net Asset Value per Share	$32.60

Market Price Discount to Net Asset Value	28.7%

Stock Symbol	FXBY

Net Asset Value Symbol	XFXBX

CUSIP Number	351645205

Investment Manager

Midas Management Corporation

P.O. Box 4

Walpole, NH 03608

212-785-0900

Stock Transfer Agent and Registrar

Securities Transfer Corporation

2901 N Dallas Parkway, Suite 380

Plano, TX 75093

www.stctransfer.com

469-633-0101

FoxbyCorp.com

Visit us on the web at www.FoxbyCorp.com. The site provides information about the Fund including press releases and stockholder reports. For further information, please email us at info@ FoxbyCorp.com.

Foxby Corp. is part of a fund complex which includes Midas Discovery, Midas Special Opportunities, and Bexil Investment Trust.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. NOT FDIC INSURED MAY LOSE VALUE NOT BANK GUARANTEED

23 Annual Report 2025	FOXBY CORP.

PRIVACY POLICY	(Unaudited) Rev. 12/2025

FACTS	WHAT DOES FOXBY CORP. DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Account balances ● Transaction or loss history	● Account transactions ● Retirement assets
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Foxby Corp. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Foxby Corp. share?	Can you limit this sharing?

For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes – To offer our products and services to you	Yes	No

For joint marketing with other nonaffiliated financial companies	No	We don’t share

For our affiliates’ everyday business purposes – Information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes – Information about your creditworthiness	No	We don’t share

For our affiliates to market to you	Yes	Yes

For nonaffiliates to market to you	No	We don’t share

To Limit Sharing

●

Call Foxby Corp. at 212-785-0900; or

●

Mail the form below

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call Foxby Corp. at 212-785-0900 or go to www.FoxbyCorp.com

Mail-in Form

Leave Blank or [If you have a joint account, your choice will apply to everyone on your account unless you mark below. ☐ Apply my choice only to me]	Mark if you want to limit:
☐ Do not allow your affiliates to use my personal information to market to me.

	Name	Mail to: Foxby Corp. P.O. Box 4 Walpole, NH 03608
Address

City, State, Zip
Account #

FOXBY CORP.	Annual Report 2025 24

(Unaudited)

Who we are

Who is providing this notice?	Foxby Corp.

What we do

How does Foxby Corp. protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Foxby Corp. collect my personal information?

We collect your personal information, for example, when you

∎  Open an account

∎  Buy securities from us

∎  Provide account information

∎  Give us your contact information

∎  Tell us where to send the money

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎  Sharing for affiliates’ everyday business purposes – information about your creditworthiness

∎  Affiliates from using your information to market to you

∎  Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account – unless you tell us otherwise.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
∎ Foxby Corp. shares with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
∎ Foxby Corp. does not share with nonaffiliates so they can market their financial products or services to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
∎ Foxby Corp. does not jointly market.

25 Annual Report 2025	FOXBY CORP.

FOXBY CORP.

Stock Symbol: FXBY

www.FoxbyCorp.com

FOXBYCORP. Stock Symbol: FXBY www.FoxbyCorp.com

Item 1(b):

 Not applicable.

Item 2. Code of Ethics.

(a)
The registrant has adopted a code of ethics (the "Code") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)	The text of the Code can be viewed on the registrant's website, www.FoxbyCorp.com, or a copy of the Code may be obtained free of charge by calling the registrant collect at 212-785-0900.

Item 3. Audit Committee Financial Expert.

   The registrant's Board of Directors has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Directors: Roger A. Atkinson, Jon Tomasson, and Peter K. Werner. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Directors.

Item 4. Principal Accountant Fees and Services.

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

AUDIT FEES

2025 - $16,250
2024 - $16,250

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are as follows:

AUDIT-RELATED FEES

2025 - $2,100
2024 - $2,100

Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, including the issuance of a report on internal controls and review of periodic reporting.

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are as follows:

TAX FEES

2025 - $4,750
2024 - $4,750

Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are as follows:

ALL OTHER FEES

2025 - $0
2024 - $0

All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)
(1) Pursuant to the registrant's Audit Committee Charter, the Audit Committee shall consider for pre-approval any non-audit services proposed to be provided by the auditors to the registrant, and any non-audit services proposed to be provided by such auditors to the registrant’s investment manager and any service providers controlling, controlled by, or under common control with the registrant’s investment manager, if any, which have a direct impact on registrant operations or financial reporting.  In those situations when it is not convenient to obtain full Audit Committee approval, the Chairman of the Audit Committee is delegated the authority to grant pre-approvals of auditing, audit-related, non-audit related, tax, and all other services so long as all such pre-approved decisions are reviewed with the full Audit Committee at its next scheduled meeting. Such pre-approval of non-audit services proposed to be provided by the auditors to the registrant is not necessary, however, if such services fall within the de minimis exception under Section 10A of the Exchange Act of 1934, as amended.

(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $33,750 in 2024 and $33,750 in 2025.

(h)
The registrant's audit committee has determined that the provision of non-audit services that were rendered by the accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

   The registrant has a standing audit committee. Currently, the members of the audit committee are Roger A. Atkinson, Jon Tomasson, and Peter K. Werner.

Item 6. Investments.

   Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

 Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

 Not applicable to closed-end investment companies.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

 Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

 Not applicable to closed-end investment companies.
Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

 Not applicable during the Fund's most recent fiscal half-year.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

 The registrant's proxy voting policies and procedures are set forth below.

AMENDED PROXY VOTING POLICIES AND PROCEDURES

Each of Midas Series Trust, on behalf of Midas Discovery and Midas Special Opportunities, Bexil Investment Trust and Foxby Corp. (each, a “Fund,” and together, the “Funds”) will seek to vote its proxies in its own best interests, and without regard to the best interests of such Fund’s investment manager.  These procedures are designed to ensure that voting determinations are not based on materially inaccurate or incomplete information.

1.	Delegation to Proxy Service Provider

Each Fund delegates the responsibility for voting proxies of portfolio companies held in such Fund’s portfolio to Egan-Jones Ratings Company (the “Proxy Firm”). The current Wealth-Focused voting policy of the Proxy Firm, available at https://www.ejproxy.com/methodology, is incorporated by reference herein as each Fund’s proxy voting policies and procedures, as supplemented by the terms hereof. Each Fund retains the right to override the delegation to the Proxy Firm on a case-by-case basis.

2.	Conflicts of Interest

With respect to a vote upon which a Fund overrides the delegation to the Proxy Firm, to the extent that such vote presents a material conflict of interest between the Fund and its investment manager or any affiliated person of the investment manager, the Fund normally will disclose such conflict to, and obtain consent from, the Independent Trustees or Directors, as applicable, or a committee thereof, prior to voting the proxy.  Such material conflicts may arise, for example, from the following relationships:  (i) the portfolio company is an investor in a Fund; (ii) the portfolio company has a material business relationship with a Fund; (iii) the proponent of a proxy proposal has a business relationship with the Fund; (iv) a Fund has material business relationships with candidates for director in a proxy contest; or (v) an employee of a Fund or its affiliates has a personal interest in the outcome of a particular matter.  This list provides examples of possible conflicts of interest and is not meant to be comprehensive.  Each employee must notify the Funds’ Chief Compliance Officer of any potential conflicts of interest of which he or she is aware.

In addition, if the Fund becomes aware of a material conflict of interest between the Proxy Firm and a portfolio company, the Fund will determine, on a case-by-case basis, whether to override the delegation to the Proxy Firm.

3.	Review of and Response to Errors

If a Fund becomes aware of any material errors made by the Proxy Firm, it will typically take reasonable steps to investigate the error and seek to determine whether the Proxy Firm is taking reasonable steps to seek to reduce similar errors in the future.  The Fund will normally document responsive actions taken in connection with any material errors made by the Proxy Firm.

4.	Ongoing Due Diligence

On at least an annual basis, the Funds will typically:

i.	Review the adequacy of these proxy voting policies and procedures;

ii.
Assess whether the Proxy Firm has properly submitted the voting instructions on behalf of the Funds, including, without limitation, seeking to determine whether it is voting consistently with these policies and procedures, which may include, among other things, sampling proxy votes;

iii.	Review the proxy voting guidelines of the Proxy Firm; and

iv.	Request the Proxy Firm to provide information about, among other things, changes to its policies and procedures.

Wealth-Focused Policy Overview

Effective for shareholder meetings held on or after March 1, 2026
Published December 12, 2025

I. Wealth-Focused Policy Overview

Recommendations are based only on protecting and enhancing investor wealth.

Unlike conventional ESG frameworks that impose uniform governance and sustainability standards, this policy’s guiding philosophy is to allow management the freedom to manage, while holding directors accountable for poor returns to shareholders. The policy is not a "board-aligned" policy because directors with poor impact on shareholder returns will be opposed.

Restrictive governance and environmental protection proposals are generally opposed. Proposals promoting diversity, equity, and inclusion are also opposed. Exceptions only exist when proposals are directly tailored to revenue generation.

Director elections
The Wealth-Focused Policy generally supports nominees with a record of responsible leadership, including attending at least 75% of board and committee meetings. Additionally, the TSR of the Company over the director’s tenure is a primary consideration.

Director and executive compensation
The Wealth-Focused Policy supports compensation packages that are in alignment with total shareholder returns. Higher compensation packages are supported if significant shareholder returns have also been delivered.

Governance
The Wealth-Focused Policy generally supports removing board governance restrictions such as splitting CEO and chairman roles, term limits, and area expertise. Likewise, the Wealth-Focused Policy would generally oppose proposals for greater restrictions. The goal is to avoid excluding qualified board members who could drive shareholder returns.

Corporate operations (including human resources, health, safety, and environment)
The Wealth-Focused Policy generally rejects proposals to restrict the operations of the company, including with regards to hiring practices, environmental reporting, or political contributions. The goal is to rely on management and the board to effectively run the company’s operations. Poor shareholder returns due to operational failures will be considered during compensation votes and director elections.

Procedure
The Wealth-Focused Policy generally supports routine and procedural proposals such as those to tabulate proxy voting, elect a clerk, or approve the previous board's actions, so as to not be obstructive to standard practices.

Auditors
The Wealth-Focused Policy generally supports management’s proposed auditor, given that the auditor does not generate outsized non-audit or total audit fees from the company. The goal is to support independent auditors.

Shareholder rights
The Wealth-Focused Policy generally supports broader shareholder rights such as equal voting rights and requiring shareholder approval for bylaw amendments. However, the policy will generally oppose proposals that give shareholders the ability to request fundamental changes to the business operations of the company, such as restructuring. The goal is to allow management and the board to make key business decisions, while enabling shareholders to hold them accountable.

Mergers, acquisitions, and restructuring
The Wealth-Focused Policy supports proposals with a high probability of yielding outsized returns for investors. The fairness opinion by a qualified investment banker or advisor is carefully considered for these proposals.

Capitalization
The Wealth-Focused Policy generally supports managements’ recommendations on the capitalization of the company. The goal is to rely on the expertise of the CEO and CFO. Poor shareholder returns due to capitalization failures will be considered during compensation votes and director elections. Excessive dilution for compensation plans is not supported unless directly tied to shareholder returns.

II. Notable Recommendations
View recommendations of the Wealth-Focused Policy from prior meetings.
Phillips 66
Annual Meeting
May 21, 2025
Opposition Proposal: Election of Directors
Egan-Jones’ Wealth-Focused policy recommends FOR the Elliott Nominees, as we believe their election is in the best interests of the Company and its shareholders. Over the past five years, PSX’s total shareholder return (TSR) has lagged its refining and midstream peers as well as the broader market. Additionally, the Company’s substantial financial losses have been driven largely by elevated operating expenses, particularly in labor, maintenance, and energy. We agree with the dissidents that a strategic shift—refocusing on core assets, especially within the refining segment—is necessary to enhance performance and support long-term value creation.
Harley-Davidson, Inc.
Annual Meeting
May 14, 2025
Management Proposal: Election of Directors
Egan-Jones’ Wealth-Focused policy recommends WITHHOLDING votes from management’s nominees for this withhold campaign. Harley-Davidson yielded -11% returns for investors over the same five-year period in which total market returns were 94%. We therefore recommend withholding votes from three long-standing directors as well as the CEO who have overseen long-term sustained underperformance of the Company.
Tesla Inc.
Annual Meeting
November 6, 2025
Management Proposal: Approval of the 2025 CEO Performance Award
Egan-Jones’ Wealth-Focused policy recommends FOR this proposal. While the potential dilution from the 2025 CEO Performance Award is estimated at 12.75%, which exceeds our typical threshold of shareholder equity dilution, we believe an exception is warranted in this case due to the highly performance-based structure of the potential awards to Mr. Elon Musk and the lengthy period over which these shares will be granted. If the full number of shares is granted over the next 10 years, the annual depletion rate each year will only be approximately 1.3%. Additionally, the combination of performance conditions and time-based vesting requirements is designed to align Mr. Musk’s compensation with long-term shareholder value creation. If Mr. Musk meets the requirements for all twelve tranches of the CEO Performance Award, shareholders of Tesla will see an approximate 700% increase in the value of their stock within 10 years. Hence, we believe that the 2025 Performance CEO Award is aligned with shareholders’ interests.
AMC Entertainment Holdings, Inc.
Annual Meeting
December 10, 2025
Management Proposal: Advisory Vote to Approve Executive Compensation
Egan-Jones’ Wealth-Focused policy recommends AGAINST AMC Holdings’ say-on-pay proposal as we do not believe the compensation amount is in alignment with shareholders’ interests. Specifically, we review the total compensation of the highest paid NEO as compared to Company performance (as measured by TSR). In this case, the TSR during 2024 was -34.8% while the total compensation of the CEO was over $11 million.
Alphabet Inc.
Annual Meeting
June 6, 2025
Shareholder Proposal: Regarding an Enhanced Disclosure on Climate Goals
Egan-Jones’ Wealth-Focused policy recommends AGAINST this enhanced disclosure. Considering the Company already provides extensive disclosure regarding its climate strategy, goals, challenges, and risk-management processes in its annual Environmental Report, we believe that the shareholder proposal is redundant and will not create additional benefits or value for the shareholders.
Apple, Inc.
Annual Meeting
February 25, 2025
Shareholder Proposal: Report on Risks and Impacts of Charitable Giving
Egan-Jones’ Wealth-Focused policy recommends AGAINST this report. Apple already has a well-governed corporate donations program, including strict safeguards such as prohibiting the use of funds for lobbying or political campaigns. The company regularly discloses its charitable activities, making the requested additional report redundant and unlikely to provide meaningful shareholder benefit, while unnecessarily intruding into Apple’s ordinary business operations.
Amazon.com, Inc.
Annual Meeting
May 21, 2025
Shareholder Proposal:  Audit Report on Warehouse Working Conditions
Egan-Jones’ Wealth-Focused policy recommends AGAINST. Considering Amazon has demonstrated a robust commitment to workplace safety, supported by measurable improvements in injury rates and extensive regulatory oversight, we believe that the proposed independent audit is unnecessary. Additionally, commissioning an audit could create legal and reputational risks by implying potential violations and providing a roadmap for future litigation, ultimately exposing shareholders to substantial long-term costs.
Comcast Corporation
Annual Meeting
June 18, 2025
Shareholder Proposal: Adopt Policy for an Independent Chairman
Egan-Jones’ Wealth-Focused policy recommends AGAINST. Egan-Jones’ Wealth-Focused policy recommends AGAINST because we believe that having an independent chairman is not a one-size-fits-all principle. We believe that the Board should have flexibility in determining a leadership structure that is conducive to the company’s goal of maximizing shareholder value.
International Business Machines Corp. (IBM)
Annual Meeting
April 29, 2025
Shareholder Proposal: Report on Hiring/Recruitment Discrimination
Egan-Jones’ Wealth-Focused policy recommends AGAINST because we believe that IBM already maintains transparent, legally compliant, and non-discriminatory hiring practices. As such, producing the requested report would be unnecessary, burdensome, and divert resources from more meaningful priorities.
Exxon Mobil Corporation
Annual Meeting
May 28, 2025
Management Proposal: Ratify the Appointment of Independent Auditor
Egan-Jones’ Wealth-Focused policy recommends FOR the ratification of PricewaterhouseCoopers LLP as auditors, as we believe that neither the audit fees for the most recent fiscal year nor the disciplinary actions taken against the firm over the past decade raise concerns about the auditor's integrity, professionalism, or independence.
Eli Lilly and Company
Annual Meeting
May 5, 2025
Management Proposal: Proposal to Amend the Company’s Articles of Incorporation to Eliminate Supermajority Voting Provisions
Egan-Jones’ Wealth-Focused policy recommends FOR the elimination of supermajority voting provisions in the Company’s Articles of Incorporation, as they grant disproportionate power to a minority of shareholders. Adopting a simple majority standard would ensure equal and fair representation for all shareholders and enable a more meaningful voting process.
Core Scientific, Inc.
Special Meeting
October 30, 2025
Management Proposal: Approval of the Agreement and Plan of Merger
Egan-Jones’ Wealth-Focused policy recommends AGAINST the merger of Core Scientific with CoreWeave. We believe that while the proposed merger may offer operational synergies, the terms of the transaction materially undervalue Core Scientific relative to its intrinsic potential and the stock price. Additionally, given the all-stock nature of the transaction and the volatile share price of CoreWeave, the transaction is highly risky for Core Scientific shareholders. Given the company’s strong fundamentals, long-term contracts, and clear growth trajectory as a standalone entity, we believe shareholders are better served by rejecting the current offer.
ProPhase Labs, Inc.
Annual Meeting
November 24, 2025
Management Proposal: Authorization for Amendment to Authorize Additional Shares
Egan-Jones’ Wealth-Focused policy recommends FOR the issuance of additional shares of common stock because we generally support proposals to issue more shares when the new proposed stock is less than 50% of total authorized shares of common stock, or when the increase is tied to a specific transaction or financing proposal or when the share pool was used up due to equity plans. The Company seeks to increase its authorized common stock to ensure sufficient unissued shares to satisfy obligations under its $3 million 20% OID senior secured promissory note and related July 2025 warrants. We believe this purpose is reasonable and therefore fair and advisable to shareholders.

III. Detailed vote recommendations
View recommendations per category and region.

Proposals by management | Accounting

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Accept an accounting irregularity	World
We generally recommend FOR because according to our policy, the financial statements give a true and fair view of the financial position of the Company for the recent fiscal year, and of its financial performance and its cash flows for the year then ended in accordance with the law.

Accept the financial statements/statutory report	World	North America
We generally recommend FOR because according to our policy, the financial statements give a true and fair view of the financial position of the Company for the recent fiscal year, and of its financial performance and its cash flows for the year then ended in accordance with the law.

Approve a special transactions financial report	China, Western Europe, Latin America
We recommend FOR this Proposal, because according to our policy, approving the special transactions financial report ensures transparency and gives shareholders a clear overview of significant transactions, supporting informed decision-making.

Receive the annual report and accounts	World	North America
We generally recommend FOR because according to our policy, the financial statements give a true and fair view of the financial position of the Company for the recent fiscal year, and of its financial performance and its cash flows for the year then ended in accordance with the law.

Proposals by management | Auditor

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Approve the discharge of the auditors	Western Europe		We generally recommend FOR because after reviewing the auditor acts for the fiscal year that has ended, we find it advisable to grant discharge from liability to the auditors.
Ratify auditor AND director remuneration	World	United States
We generally recommend FOR the auditor when the non-audit fees do not make up a substantial proportion of all fees the auditor is charging the company and when the total audit fees are reasonable given the company's size. The purpose is to maintain some independence for the auditor.

Ratify auditor appointment and remuneration	Emerging & Frontier Asia-Pacific, Western Europe
We generally recommend FOR the auditor when the non-audit fees do not make up a substantial proportion of all fees the auditor is charging the company and when the total audit fees are reasonable given the company's size. The purpose is to maintain some independence for the auditor.

Ratify the appointment of a non-statutory auditor	World		We recommend FOR this Proposal, because according to our policy, ratifying the appointment of a non-statutory auditor strengthens oversight and reinforces the integrity of reporting.
Ratify the appointment of a special transactions auditor	China, Western Europe, Latin America
We recommend FOR this Proposal, because according to our policy, ratifying the appointment of a special transactions auditor ensures independent review of significant transactions and strengthens disclosure and transparency.

Ratify the appointment of an auditor	World
We generally recommend FOR the auditor when the non-audit fees do not make up a substantial proportion of all fees the auditor is charging the company and when the total audit fees are reasonable given the company's size. The purpose is to maintain some independence for the auditor.

Ratify the appointment of statutory AND sustainability auditors	Western Europe
We recommend AGAINST this Proposal, because according to our policy, ratifying the appointment of statutory and sustainability auditors may not directly align with the priorities of shareholders, as the proposal emphasizes ESG and non-financial reporting oversight rather than measures that drive immediate financial returns or shareholder value.

Remove the auditor	World		We generally recommend a vote FOR the removal of the auditors whenever the Company may deem it necessary to ensure auditor independence and integrity.

Proposals by management | Capitalization

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Allot securities	Western Europe
We generally recommend FOR because according to our policy, the allotment of shares or securities will enable the Company to capitalize on future business opportunities. This flexibility provides the Company with the ability to act promptly and strategically to business decisions, ensuring it remains competitive and well-positioned for long-term success.

Appropriate profits/surplus/retained earnings	World	North America
We recommend FOR this Proposal, because according to our policy, allocating corporate earnings through appropriate distribution of profits, surplus, or retained earnings supports shareholder interests and long-term value creation.

Approve a share repurchase plan	Emerging & Frontier Asia-Pacific, Western Europe
We generally recommend a vote FOR because according to our policy, the proposed share repurchase plan would grant the Company greater flexibility in managing its capital structure. Furthermore, share repurchases are widely regarded as an effective strategy for enhancing shareholder value and financial position of companies.

Approve a stock exchange listing	World
We generally recommend FOR because according to our policy, approval of the stock exchange listing would create investment opportunities for the Company and provide greater liquidity while diversifying the risks associated with it.

Approve a stock terms revision	World		This proposal is considered on a case-by-case basis by the guidelines committee.
Approve adjustment in the share repurchase price	Emerging & Frontier Asia-Pacific
We recommend FOR this Proposal, because according to our policy, allocating corporate earnings through appropriate distribution of profits, surplus, or retained earnings supports shareholder interests and long-term value creation.

Approve capital utilization/cash management	Emerging & Frontier Asia-Pacific
We recommend FOR this Proposal, because according to our policy, the proposed capital or cash utilization enables the company to support its strategic initiatives and efficiently finance its operations.

Approve credit and/or debt financing	Emerging & Frontier Asia-Pacific
We recommend FOR this Proposal, because according to our policy, approving credit or debt financing provides the company with the necessary capital to support strategic initiatives, maintain liquidity, and ensure financial flexibility.

Approve dividends	World	North America
We generally recommend FOR this Proposal, because according to our policy, the proposed dividend distribution is financially prudent, maintains sufficient liquidity, and supports consistent shareholder returns.

Change share par value	World		We generally recommend FOR when the new par value is less than or equal to old par value.
Conduct a stock split	World
We generally recommend FOR because according to our policy, the proposed reverse stock split would make the Company’s common stock a more attractive and cost-effective investment for many investors, thereby enhancing the liquidity of current stockholders and potentially broadening the investor base.

Distribute profit/dividend/etc according to a sharing plan	World	North America	We generally recommend FOR because according to our policy, the proposed distribution plan will not put the company´s liquidity at risk.
Exchange debt for equity	World
We generally recommend a vote FOR because according to our policy, the proposed exchange of debt for equity would strengthen the Company’s financial position by reducing its liabilities, improving its balance sheet and enhancing its creditworthiness.

Increase authorized shares	World	Brazil
We generally recommend FOR except when one of the following conditions is met: 1) The new proposed stock is >50% of total authorized shares of common stock; 2) The increase is NOT tied to a specific transaction or financing proposal; and 3) The Share pool was NOT used up due to equity plans.

Increase authorized shares	Brazil
We generally recommend FOR except when one of the following conditions is met: 1) The increase is NOT tied to a specific transaction or financing proposal; and 2) The Share pool was NOT used up due to equity plans.

Issue bonds	World
We generally recommend FOR because according to our policy, approval of this proposal will give the Company greater flexibility in considering and planning for future corporate needs, including, but not limited to, stock dividends, grants under equity compensation plans, stock splits, financings, potential strategic transactions, including mergers, acquisitions, and business combinations, as well as other general corporate transactions.

Issue shares	World		We generally recommend FOR when there is a purpose for the share issuance and when the shareholder rights on the issued shares will not be superior to outstanding shares.
Issue shares below NAV	World
We generally recommend FOR because according to our policy, issuing shares below net asset value (NAV) would provide the Fund with flexibility in raising capital, reducing debt, preventing insolvency, and funding strategic acquisitions or growth opportunities. While it typically leads to dilution, a discounted issuance can be used in ways that may ultimately enhance shareholder value, improve financial stability, and position the company for long-term success.

Issue shares upon exercise of warrants	World		We generally recommend FOR because according to our policy, the proposed issuance of shares will provide the Company with a source of capital to fund its corporate endeavors and activities.
Re-price options	World		We generally recommend FOR re-pricing options when external and uncontrollable market factors caused the stock price to decrease.
Repurchase and/or cancel shares	Emerging & Frontier Asia-Pacific, Western Europe
We recommend FOR this Proposal because, according to our policy, share repurchase/cancellation can enhance shareholder value and provide the company with flexibility in managing its capital effectively.

Repurchase bonds	World
We recommend FOR this Proposal because, according to our policy, repurchase of bonds allows the company to manage its debt efficiently, reduce interest expenses, and optimize its capital structure, ultimately supporting financial flexibility and long-term shareholder value.

Create a new class of shares	World		We generally recommend FOR these proposals when the new class of shares to be created will not have blank-check authority and will not have superior voting rights to the existing class of shares.
Reclassify/convert shares	World		We generally recommend FOR if the conversion would provide equal rights to shareholders.

Proposals by management | Climate/Resources

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Approve the sustainability auditor	Western Europe
We generally recommend a vote AGAINST because according to our policy, the appointment of a separate sustainability auditor is unwarranted, given that the Company already integrates sustainability into its existing audit process. The Company’s current approach effectively addresses sustainability concerns without the need for additional oversight. Furthermore, approval of this proposal would impose unnecessary costs and administrative burdens, diverting resources from other critical business priorities.

Approve the sustainability report	Western Europe, Australia
We generally recommend a vote AGAINST because, according to our policy, approval of this proposal would result in the Company incurring unnecessary costs and expenses by duplicating efforts that are already underway.

Proposals by management | Compensation

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Advise on executive compensation (say-on-pay)	World		We generally recommend FOR when the total compensation is reasonable considering the company's performance as measured by change in adjusted stock price.
Approve a stock compensation plan (non-SPAC)	United States
We generally recommend FOR when the plan results in dilution of 10% or less and when the average burn rate over the last three years is 3% or less (or the company has been public for five years or less).

Approve a stock compensation plan (non-SPAC)	World	United States	We generally recommend FOR when the plan results in dilution of 10% or less.
Approve a stock compensation plan (SPAC)	World
We recommend a vote AGAINST this proposal because according to our policy, this proposal would dilute shareholder value in this special purpose acquisition company and is therefore not in the shareholders' best interests. Because the company is a SPAC, management is already highly incentivized through founder shares and warrants, and an incentive stock option plan would be unnecessary and potentially excessive.

Approve an employee stock purchase plan	World		We generally recommend FOR when the plan is qualified under Section 423(c) or has dilution of 10% or less and when there is no evergreen provision.
Approve an employment/management/severance/partnership agreement	Emerging & Frontier Asia-Pacific, Western Europe		This proposal is considered on a case-by-case basis by the guidelines committee.
Approve bonuses	Western Europe, Australia, Israel		We generally recommend FOR when the total compensation is reasonable considering the company's performance as measured by change in adjusted stock price.
Approve executive/director/related party transactions	Western Europe
We generally recommend FOR because according to our policy, the related party transaction is advisable, substantively and procedurally fair to, and in the best interests of the Company and its shareholders.

Approve future executive remuneration	Western Europe, Eastern Europe & Central Asia, Middle East & North Africa		We generally recommend FOR when the proposed compensation includes performance-based metrics.
Approve other compensation	World		This proposal is considered on a case-by-case basis by the guidelines committee.
Approve the executive compensation policy	Middle East & North Africa, Western Europe, Eastern Europe & Central Asia		We generally recommend FOR when the total compensation is reasonable considering the company's performance as measured by change in adjusted stock price.
Approve the non-executive directors' compensation	Emerging & Frontier Asia-Pacific, Western Europe, Eastern Europe & Central Asia
We recommend FOR this Proposal, because according to our policy, the proposed non-executive directors’ compensation is commensurate with their contributions and supports the company in remaining competitive in attracting and retaining skilled board members.

Decide the frequency of the executive compensation vote	World		We generally recommend an annual frequency for the say-on-pay vote.
Reduce the legal reserve	Emerging & Frontier Asia-Pacific, Western Europe, Developed Asia-Pacific		We generally recommend FOR because according to our policy, the proposed reduction of legal reserves is commensurate with the Company’s current financial position and would strengthen its cashflow.

Proposals by management | Directors

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Allow for the removal of directors only with cause	World
We generally recommend AGAINST the proposal because according to our policy, directors should be removed with or without cause. This level of flexibility allows the Company to make necessary changes to its leadership when deemed appropriate. Allowing for the removal of directors with or without cause ensures that the Board can effectively address issues such as performance concerns and maintain the best interests of the Company and its shareholders.

Allow for the removal of directors without cause	World
We generally recommend a vote FOR because according to our policy, allowing shareholders to remove a director without cause enhances accountability and strengthens shareholder rights. This provision empowers shareholders to take action if they believe a director is not acting in the best interests of the company, ensuring greater transparency and governance.

Approve director indemnification	World
We generally recommend FOR because according to our policy, approval of director indemnification would enable the Company to provide a greater scope of protection to directors in cases of litigations. Further, such a provision would also help the Company to attract, retain and motivate its directors whose efforts are essential to the Company's success.

Approve director liability insurance	World
We generally recommend FOR because according to our policy, approval of director liability insurance would enable the Company to provide a greater scope of protection to directors in cases of litigations. Further, such a provision would also help the Company to attract, retain and motivate its directors whose efforts are essential to the Company's success.

Approve election and remuneration for the executive director(s)	Developed Asia-Pacific, Western Europe
We generally recommend FOR when the director(s) passes our election of director test and the executive compensation passes our test. If any director or the executive compensation does not pass our tests, we will recommend against the proposal.

Approve election and remuneration for the non-executive director(s)	Developed Asia-Pacific, Western Europe
We generally recommend FOR when the change in adjusted stock price over the director's tenure is not poor (given that the director tenure is at least three years) and when the candidate attended at least 75% of all board and committee meetings.

Approve financial statements and discharge directors	Western Europe, Eastern Europe & Central Asia
We generally recommend FOR because according to our policy, the financial statements give a true and fair view of the financial position of the Company for the recent fiscal year, and of its financial performance and its cash flows for the year then ended in accordance with the law.

Approve the directors' report	Western Europe, Eastern Europe & Central Asia		We generally recommend FOR because approval of the directors' report is in the best interests of the Company and its shareholders.
Approve the discharge of the board and president	Western Europe, Eastern Europe & Central Asia		We generally recommend FOR because according to our policy, we find no breach of fiduciary duty that compromised the Company and shareholders’ interests for the fiscal year that has ended.
Approve the discharge of the management board	Western Europe, Eastern Europe & Central Asia		We generally recommend FOR because according to our policy, we find no breach of fiduciary duty that compromised the Company and shareholders’ interests for the fiscal year that has ended.
Approve the discharge of the supervisory board	Western Europe, Eastern Europe & Central Asia		We generally recommend FOR because according to our policy, we find no breach of fiduciary duty that compromised the Company and shareholders’ interests for the fiscal year that has ended.
Approve the previous board's actions	Western Europe, Eastern Europe & Central Asia		We generally recommend FOR because according to our policy, we find no breach of fiduciary duty that compromised the Company and shareholders’ interests for the fiscal year that has ended.
Approve the spill resolution	Australia		We generally recommend FOR this resolution when the company has failed our executive compensation test.
Authorize exculpation of officers (DGCL)	World
We generally recommend a vote FOR because according to our policy, implementation of the exculpation provision pursuant to Delaware Law will enable the Company to attract, retain and motivate its officers whose efforts are essential to the Company's success. Additionally, Delaware's exculpation law strikes a balanced approach, offering protection to directors while ensuring accountability for significant breaches of their fiduciary duties.

Authorize the board to execute legal formalities	Western Europe, Eastern Europe & Central Asia, Emerging & Frontier Asia-Pacific		We generally recommend FOR because approval of the proposal is necessary in order to carry out the legal formalities related to the meeting.
Authorize the board to fill vacancies	World		We generally recommend FOR if the appointees will face a shareholder vote at the next annual meeting.
Change the size of the board of directors	World		We generally recommend FOR if the board size is between 5 and 15.
Classify the board	World
We generally recommend AGAINST because according to our policy, staggered terms for directors increase the difficulty for shareholders to make fundamental changes to the composition and behavior of a board. We prefer that the entire board of a company be elected annually to provide appropriate responsiveness to shareholders.

Declassify the board	World
We generally recommend FOR because according to our policy, staggered terms for directors increase the difficulty for shareholders to make fundamental changes to the composition and behavior of a board. We prefer that the entire board of a company be elected annually to provide appropriate responsiveness to shareholders.

Delegate authority to a committee	Western Europe		We generally recommend FOR because the delegation of authority to the committee is in the best interests of the Company and its shareholders.
Elect a company clerk/secretary	Western Europe, Eastern Europe & Central Asia		We generally recommend FOR because according to our policy, the nominee appears qualified.
Elect a director to board	World
We generally recommend FOR when the change in adjusted stock price over the director's tenure is not poor (given that the director tenure is at least three years) and when the candidate attended at least 75% of all board and committee meetings.

Elect a director to committee	World
We generally recommend FOR when the change in adjusted stock price over the director's tenure is not poor (given that the director tenure is at least three years) and when the candidate attended at least 75% of all board and committee meetings.

Elect directors and appoint the auditor	Western Europe
We generally recommend FOR when the director(s) passes our election of director test and the auditor passes our auditor ratification test. If any director or the auditor does not pass our tests, we will recommend against the proposal.

Elect directors and fix the number of directors	Canada, Western Europe
We generally recommend FOR when the change in adjusted stock price over the director's tenure is not poor (given that the director tenure is at least three years) and when the candidate attended at least 75% of all board and committee meetings.

Elect multiple directors to the board	World	United States, United Kingdom	We generally recommend FOR when each director passes our election of director test. If any director does not pass this test, we will recommend against the proposal.
Eliminate the retirement age requirement	World
We generally recommend FOR this proposal because, in accordance with our policy, the Company and its shareholders are in the best position to determine the approach to corporate governance, particularly board composition. Imposing inflexible rules, such as age limits for outside directors, does not necessarily correlate with returns or benefits for shareholders. Similar to arbitrary term limits, age limits could force valuable directors off the board solely based on their age, potentially undermining the effectiveness of the board.

Fix the number of directors	Canada, Western Europe		We generally recommend FOR if the board size is between 5 and 15.
Receive the directors' report	World	North America
We generally recommend FOR because according to our policy, the financial statements give a true and fair view of the financial position of the Company for the recent fiscal year, and of its financial performance and its cash flows for the year that has ended.

Proposals by management | Legal and compliance
Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Adopt an exclusive forum for disputes	World
We generally recommend FOR because according to our policy, having an exclusive forum will allow the Company to address disputes and litigations in an exclusive jurisdiction, with familiarity of the law, and reduce the administrative cost and burden related to settlement.

Proposals by management | M&A / Structure

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Adopt an anti-greenmail provision	World
We generally recommend FOR because according to our policy, the adoption of an anti-greenmail provision will prevent the likelihood of potential hostile takeover which could be detrimental to the shareholders’ interests.

Advise on merger related compensation	World		We generally recommend FOR when 1) the total severance package doesn't exceed 3X the previous year's CAP for the highest paid NEO.
Approve a joint venture agreement	World		This proposal is considered on a case-by-case basis by the guidelines committee.
Approve a liquidation plan	World		We generally recommend FOR if the following conditions are met: the transaction is the best strategic alternative for the company and the appraisal value is fair.
Approve an anti-takeover measure(s)	Australia		This proposal is considered on a case-by-case basis by the guidelines committee.
Approve an extension amendment proposal (for SPACs)	World		We generally recommend FOR when the trust deposit payment is not less than the previous trust deposit payment.
Approve an M&A agreement (sale or purchase)	World		This proposal is considered on a case-by-case basis by the guidelines committee.
Approve an M&A-related share issuance	World		This proposal is considered on a case-by-case basis by the guidelines committee.
Approve an opt-out plan	World		This proposal is considered on a case-by-case basis by the guidelines committee.
Approve the restructuring plan	World		This proposal is considered on a case-by-case basis by the guidelines committee.
Change the domicile / jurisdiction of incorporation	World
We generally recommend FOR because according to our policy, changing the Company’s legal domicile is necessary to align the legal structure of the Company in a manner that is more consistent with their business objectives.

Proceed with bankruptcy	World
We generally recommend FOR because according to our policy, approval of the bankruptcy plan is the best available alternative in order for the Company to provide a reasonable value for its shareholders.

Remove an antitakeover provision(s)	World
We recommend FOR this Proposal, because, according to our policy, the removal of the antitakeover provision can increase shareholder value by enhancing market responsiveness and facilitating potential takeovers that may lead to premium buyouts.

Ratify a poison pill	World
We generally recommend a vote FOR because according to our policy, approval of the proposal will acknowledge both the advantages and inherent risks of implementing a shareholder rights plan, or poison pill. While these plans can deter hostile takeovers, they also carry the risk of management entrenchment in some cases. Ensuring that shareholders are given a voice on the advisability of such a plan is crucial to safeguarding the Company from these risks, promoting transparency, and maintaining a balance between protecting shareholder interests and preventing potential misuse of the plan.

Proposals by management | Meeting and Proxy Statement

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Adopt notice and access provisions	World
We generally recommend FOR because according to our policy, approval of the notice and access provision would provide shareholders with sufficient disclosure and ample time to make informed decisions regarding the election of directors at shareholder meetings. This provision ensures that shareholders have the opportunity to review relevant information regarding the nominees, the Company's performance, and other important matters, therefore enabling the shareholders to participate meaningfully in the governance process.

Approve administrative and/or procedural items	World
We recommend FOR this Proposal, because according to our policy, approving administrative and procedural items related to the convening of shareholder meetings ensures proper organization, compliance with governance requirements, and smooth conduct of proceedings.

Change the location/date/time of a shareholder meeting	World
We generally recommend FOR because according to our policy, the proposed change will increase the likelihood of increased attendance rate in meetings, not to mention the benefits of flexibility and improved accessibility to shareholders.

Indicate if you are a controlling shareholder or have a personal interest in the proposal	Canada, Israel, Latin America		This test will indicate NO if the shareholder is not a controlling shareholder and does not have a personal interest in the approval of this proposal.

Proposals by management | Mutual Fund

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Adopt an investment policy	World		We generally recommend FOR if the investment strategy is cogent.
Approve the company as investment trust	World		This proposal is considered on a case-by-case basis by the guidelines committee.
Approve the fundamental investment objective	World
We generally recommend FOR because according to our policy, a fundamental investment objective for funds will ensure that any revision or matter related to the fund’s activities will be brought up for shareholder approval, thereby protecting their interests as shareowners. By involving shareholders in key decisions, the Company reinforces transparency, accountability, and the protection of shareholder value.

Approve the investment advisory agreement	World		We generally recommend FOR if the following conditions are met: the investment fees are reasonable (3% or less) and the investment strategy is cogent.
Approve the non-fundamental investment objective	World
We generally recommend AGAINST because according to our policy, a fundamental investment objective for funds will ensure that any revision or matter related to the fund’s activities will be brought up for shareholder approval, thereby protecting their interests as shareowners.

Approve the reorganization	World		This proposal is considered on a case-by-case basis by the guidelines committee.
Approve the sub-investment advisory agreement	World		We generally recommend FOR sub-investment advisory agreements when the sub-advisory fees are paid by the primary adviser and the investment strategy is cogent.
Change the fund's fundamental restriction to non-fundamental	World
We generally recommend AGAINST because according to our policy, approval of the proposal would increase the Fund’s exposure to significant losses arising from investment in high-risk assets. Moreover, contrary to a fundamental investment restriction, non-fundamental investment restrictions are often focused on short-term investing which is subject to market volatility and fluctuations.

Convert the closed-end fund to an open-end fund	World
We generally recommend FOR because according to our policy, the conversion to an open-end fund would provide for portfolio diversification hence reducing the Company's risk exposure, and at the same time providing greater liquidity to its shareholders.

Issue/approve a 12b-1 plan (the distribution of funds through intermediaries)	World
We generally recommend FOR because according to our policy, approval of the 12b-1 plan would enable the Fund to facilitate its distribution and sale through various intermediaries, which would be beneficial in improving its asset position.

Proposals by management | Other

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Amend other articles/bylaws/charter	World		This proposal is considered on a case-by-case basis by the guidelines committee.
Appoint a rating agency	Western Europe, Eastern Europe & Central Asia, Emerging & Frontier Asia-Pacific, Developed Asia-Pacific, Latin America		We generally recommend FOR because the appointment of the proposed rating agency is in the best interests of the Company and its shareholders.
Approve appointment of a (non-director) executive	Middle East & North Africa, Western Europe, Eastern Europe & Central Asia		We recommend FOR this Proposal, because according to our policy, approving the appointment of the executive ensures the company has the necessary management in place to support operational continuity.
Approve company related-party transactions	Emerging & Frontier Asia-Pacific, Developed Asia-Pacific, Western Europe		We recommend FOR the proposed transaction as we believe it will allow the company to execute on its operational and strategic objectives.
Approve other company policies	World		This proposal is considered on a case-by-case basis by the guidelines committee.
Approve political & charitable contributions	United Kingdom
We generally recommend FOR because according to our policy, it is necessary to allow the Company to fund charitable and political activities, which is in the best interests of shareholders. Such contributions can enhance the Company’s reputation, strengthen stakeholder relationships, and support its broader social and corporate responsibility goals, ultimately benefiting long-term shareholder value.

Approve the appointment of a (director) executive	World
We generally recommend FOR when the change in adjusted stock price over the director's tenure is not poor (given that the director tenure is at least three years) and when the candidate attended at least 75% of all board and committee meetings.

Approve the company name change	World
We generally recommend FOR because according to our policy, the proposed name change supports strategic changes that enhance the Company’s business objectives. Furthermore, the proposed name change will more effectively reflect the Company's mission and vision, thereby strengthening its marketing and branding efforts and improving its overall market positioning.

Approve the continuance of company	Canada		We generally recommend FOR because according to our policy, approval of this proposal is in the best interests of the Company and its shareholders.
Approve the convening of the corporate assembly	Western Europe		We generally recommend FOR because approval of the convening of the corporate assembly or shareholders' meeting is in the best interests of the Company and its shareholders.
Approve the staking consideration	World
We recommend FOR the Proposal, because according to our policy, approving staking consideration in blockchain networks enhances yield by supporting network security and transaction validation. This complies with regulatory standards, reflecting responsible digital asset management and industry best practices.

Approve the staking fee	World
We recommend FOR approval of the staking fee, because according to our policy, the fee helps cover the Company’s operational costs associated with staking activities. The fee aligns with industry standards and ensures transparency and fairness to clients in digital asset staking services.

Attend to other business	World		We generally recommend FOR when the company is domiciled in the US or Canada.
Ratify decisions made in the prior fiscal year	Western Europe, Eastern Europe & Central Asia		We generally recommend FOR when the act is related to routine matters such as the distribution of dividends, release from liability, or decisions made in the fiscal year that has ended.
Reimburse proxy contest expenses	World		This proposal is considered on a case-by-case basis by the guidelines committee.

Proposals by management | Shareholder Rights

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Adopt an advanced notice requirement	Canada
We generally recommend FOR when the policy stipulates that nominations must be submitted no later than 30-65 days before the annual meeting and that nominations must be submitted no earlier than 30-65 days prior to the annual meeting.

Adopt an advanced notice requirement	United States, Australia
We generally recommend FOR when the policy stipulates that nominations must be submitted no later than 60-90 days prior to the annual meeting and that nominations must be submitted no earlier than 120-150 days prior to the annual meeting.

Adopt, renew, or amend a shareholder rights plan	World		We generally recommend FOR if the proposed plan expands rights for shareholders.
Adopt/increase proxy access	World
We generally recommend FOR because according to our policy, increasing proxy access would allow shareholders to submit proposals at shareholder meetings and nominate directors to the Board, empowering them to have a more direct influence on the Company’s governance. By enabling greater shareholder participation, proxy access enhances transparency and accountability, ensuring that the Board is more responsive to shareholder concerns.

Allow virtual-only shareholder meetings	World
We generally recommend FOR because according to our policy, virtual meetings will increase the likelihood of an improved attendance rate in meetings, not to mention the benefits of flexibility, reducing costs and improved accessibility.

Approve preemptive rights	Western Europe
We generally recommend FOR because according to our policy, pre-emptive rights allow shareholders to maintain their proportional ownership in the Company in the event of new share issuance, protecting their interests and ensuring they are not diluted by future equity offerings.

Eliminate preemptive rights	United Kingdom
We generally recommend FOR because according to our policy, the elimination of pre-emptive rights would provide the Company with greater flexibility to finance business opportunities and conduct a rights issue without being restricted by the stringent requirements of statutory pre-emption provisions.

Establish the right to call a special meeting	World		We generally recommend FOR if the proposal will strengthen shareholder rights (i.e. lower the threshold required to call a special meeting).
Expand the right to act by written consent	World
We generally recommend FOR because according to our policy, the right to act on written consent allows an increased participation of shareholders in the voting process, thereby democratizing voting and giving shareholders the right to act independently from the management.

Redeem a shareholder rights plan	World		We generally recommend FOR when the additional shares for the beneficiaries of the poison pill are more attractive than takeover by a hostile party.
Restrict the right to act by written consent	World
We generally recommend AGAINST because according to our policy, the right to act on written consent allows an increased participation of shareholders in the voting process, thereby democratizing voting and giving the shareholders the right to act independently from the management.

Restrict the right to call a special meeting	World
We generally recommend AGAINST the proposal because according to our policy, the ability of shareholders to call special meetings is widely regarded as an important aspect of good corporate governance. We believe the Company’s current threshold appropriately balances the rights of shareholders to call a special meeting with the broader interests of the Company and its shareholders.

Proposals by management | Voting

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Adopt confidential voting	World		We generally recommend FOR because according to our policy, approval of the proposal will preserve the confidentiality and integrity of vote outcomes.
Adopt unequal voting rights	World		We generally recommend AGAINST because according to our policy, in order to provide equal voting rights to all shareholders, companies should not utilize dual class capital structures.
Amend the quorum/voting requirement	World		We generally recommend FOR when the proposed quorum is at least 33% of shares entitled to vote.
Approve cumulative voting	World	China
We generally recommend AGAINST because according to our policy cumulative voting could make it possible for an individual shareholder or group of shareholders with special interests to elect one or more directors to the Company’s Board of directors to represent their particular interests. Such a shareholder or group of shareholders could have goals that are inconsistent, and could conflict with, the interests and goals of the majority of the Company’s shareholders.

Approve cumulative voting	China
We generally recommend FOR because according to our policy, cumulative voting allows a significant group of shareholders to elect a director of its choice - safeguarding minority shareholder interests and bringing independent perspectives to Board decisions.

Approve plurality voting	World		We generally recommend for plurality voting when plurality voting will only be used in contested situations. In uncontested situations, we do not prefer for plurality voting to be used.
Approve/increase supermajority voting	World
We generally recommend AGAINST because according to our policy, a simple majority vote will strengthen the Company’s corporate governance practice. Contrary to supermajority voting, a simple majority standard will give the shareholders equal and fair representation in the Company by limiting the power of shareholders who own a large stake in the entity, therefore, paving the way for a more meaningful voting outcome.

Eliminate cumulative voting	World
We generally recommend FOR because according to our policy cumulative voting could make it possible for an individual shareholder or group of shareholders with special interests to elect one or more directors to the Company’s Board of directors to represent their particular interests. Such a shareholder or group of shareholders could have goals that are inconsistent, and could conflict with, the interests and goals of the majority of the Company’s shareholders.

Eliminate or reduce supermajority voting	World
We generally recommend FOR because according to our policy, a simple majority vote will strengthen the Company’s corporate governance practice. Contrary to supermajority voting, a simple majority standard will give the shareholders equal and fair representation in the Company by limiting the power of shareholders who own a large stake in the entity and paving the way for a more meaningful voting outcome.

Eliminate unequal voting rights	World
We generally recommend FOR because according to our policy, companies should ensure that all shareholders are provided with equal voting rights, promoting fairness, accountability, and alignment between economic ownership and control. By adopting a one-share, one-vote structure, the Company can better uphold shareholder democracy and support long-term value creation for all investors.

Proposals by shareholders | Auditors

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Appoint an auditor	World
We generally recommend a vote AGAINST because according to our policy, the appointment of auditors is a responsibility entrusted to the board of directors, specifically the Audit Committee. In our view, the procedures governing the selection of auditors adhere to standard corporate governance and accounting practices. Unless there are significant concerns that could jeopardize the integrity and independence of the auditors, we believe that approving this proposal is neither necessary nor justified at this time.

Limit auditor non-audit services	World
We generally recommend FOR because according to our policy, auditors should not provide non-audit services. This practice ensures the independence and integrity of the audit process, maintaining objectivity and minimizing any potential conflicts of interest that could undermine the reliability of the Company's financial reporting.

Rotate the auditor	World		We generally recommend AGAINST because according to our policy, we believe that it is in the best interests of shareholders for the board to maintain flexibility to choose and rotate auditors.

Proposals by shareholders | Board Report

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Report on board member information	World
We generally recommend AGAINST because according to our policy, the information being requested in the shareholder proposal is unnecessary and will not result in any additional benefit to the shareholders.

Report on board oversight	World		We generally recommend AGAINST because according to our policy, although board oversight is essential, channels already exist for effective board oversight.
Report on proxy voting review	World
We generally recommend AGAINST this proposal because the Company is already required to outline their proxy voting process. As such, and in accordance with our policy, we do not believe that the requested proxy voting report would provide no incremental or meaningful information to the Company’s shareholders.

Proposals by shareholders | Capitalization

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Issue dividends	World
We recommend a vote AGAINST this proposal because according to our policy, the Company’s dividend payout plan should be governed by the board of directors after taking into account relevant factors such as the Company’s liquidity and financial position.

Issue shares	World
We generally recommend a vote AGAINST this proposal because according to our policy, the approval could cause potential excessive dilution in the interests of the shareholders and could potentially overvalue the Company’s stock price with such an excessive issuance that is disproportionate to its needs.

Require shareholder approval to authorize the issuance of bonds/debentures	World		This proposal is considered on a case-by-case basis by the guidelines committee.
Require shareholder approval to reclassify shares or conversion rights	World
We generally recommend FOR because according to our policy, companies should ensure that all shareholders are provided with equal voting rights, promoting fairness, accountability, and alignment between economic ownership and control. By adopting a one-share, one-vote structure, the Company can better uphold shareholder democracy and support long-term value creation for all investors.

Create a new class of shares	World		We generally recommend FOR these proposals when the new class of shares to be created will not have blank-check authority and will not have superior voting rights to the existing class of shares.
Reclassify/convert shares	World		We generally recommend FOR if the conversion would provide equal rights to shareholders.

Proposals by shareholders | Climate/Resources

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Adopt a climate action plan / emissions reduction / resource restriction	World
We generally recommend AGAINST the proposal, because, according to our policy, its approval would not provide additional benefits or value to shareholders, given the Company’s existing robust policy and strategy on climate change.

Adopt a GMO policy	World		We generally recommend AGAINST because according to our policy, approval of the proposal would impose unnecessary burdens on the Company's operations.
Adopt animal welfare standards	World
We generally recommend AGAINST because according to our policy, the matters raised in the proposal have already been addressed by the Company. Moreover, the proposal advocates for impractical and imprudent actions that could negatively impact the business and its results.

Approve an annual advisory vote on climate change	World
We generally recommend a vote AGAINST because according to our policy, adopting this proposal is unnecessary and unwarranted in light of the Company’s existing approach to climate change and sustainability. The Company already implements effective strategies in these areas, making the proposal redundant. Furthermore, approval would result in significant administrative costs and financial burdens, diverting resources from other critical initiatives.

Reduce fossil fuel financing	World
We generally recommend AGAINST because according to our policy, the Company is already committed to meeting its climate action goals related to sustainable financing. As businesses move to achieving their net zero goals, we believe that the Company’s current policies in financing will bridge the transition to a low carbon economy.

Report on animal welfare	World
We generally recommend AGAINST because according to our policy and given the current applicable laws and regulations that the Company must comply with, we do not believe that the requested report would add meaningful value to the policies, processes, practices, and resources that are already in place. Additionally, approval of this proposal would result in the Company incurring unnecessary costs and expenses as it is in the best interests of shareholders for the board to manage the Company’s disclosures and risks.

Report on costs and risks associated with a climate (or similar) plan	World
We generally recommend AGAINST because according to our policy, approval of this proposal would result in the Company incurring unnecessary costs and expenses by duplicating efforts that are already underway and providing additional reports with information that is already available to shareholders.

Report on GMO	World
We generally recommend AGAINST because according to our policy, preparing a report regarding GMOs would provide no incremental and meaningful information to the Company’s shareholders. Moreover, given the Company’s current compliance with SEC reporting requirements and other government regulators of GMOs, we believe that approval of this proposal will accrue unnecessary costs and administrative burden to the Company.

Report on the company's climate plan / emissions / resource use	World
We generally recommend AGAINST because according to our policy and given the current applicable laws and regulations that the Company must comply with, we do not believe that the requested report would add meaningful value to the policies, processes, practices, and resources that are already in place. Additionally, approval of this proposal would result in the Company incurring unnecessary costs and expenses as it is in the best interests of shareholders for the board to manage the Company’s disclosures and risks.

Proposals by shareholders | Compensation

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Amend the clawback provision	World		We generally recommend FOR when the proposal is only asking to expand the clawback provision to include fraud and misconduct.
Approve a retirement plan	World		This proposal is considered on a case-by-case basis by the guidelines committee.
Cap executive gross pay	World
We generally recommend AGAINST this proposal because according to our policy, implementing a cap on executive compensation gross pay, could negatively impact the hiring and retention of the Company's key executives and employees. Such a restriction would limit the Company’s ability to fully capitalize on the skills, expertise, and experience that individual leaders bring to the organization.

Change the use of ESG metrics in compensation	World
We generally recommend AGAINST this Proposal, because according to our policy, altering the use of ESG metrics in compensation could weaken the alignment of pay with shareholder interests and established best practices, which emphasize transparent, measurable, and material goals.

Deduct stock buybacks from pay	World		We generally recommend AGAINST because according to our policy, adoption of the proposal will not enhance the Company’s compensation decision-making process.
Discontinue executive perquisites	World
We generally recommend a vote AGAINST because according to our policy, the absolute elimination of perquisites granted to executives could place the Company at a competitive disadvantage when it comes to hiring, retaining, and attracting top-tier leaders.

Discontinue stock option and bonus programs	World
We generally recommend AGAINST because according to our policy, approval of the proposal would impose arbitrary limits on the compensation committee and put the Company at a competitive disadvantage compared to peers.

Discontinue the professional services allowance	World
We generally recommend AGAINST because according to our policy, it is the benefit of the Company to retain flexibility with respect to executive compensation, rather than commit to arbitrary principles which could place the Company at a competitive disadvantage in recruiting and retaining top talent.

Implement an advisory vote on executive compensation	World
We recommend FOR this Proposal, because according to our policy, an advisory vote on executive compensation helps ensure that pay practices remain fair, transparent, and aligned with shareholder interests.

Implement double triggered vesting	World
We generally recommend FOR because according to our policy, vesting of equity awards over a period of time is intended to promote long-term improvements in performance. The link between pay and long-term performance can be severed if awards pay out on an accelerated schedule. More importantly, a double trigger vesting provision would provide protection to the Company’s employees in the event of transition or change of control.

Include legal/compliance costs in adjustments	World
We recommend AGAINST this Proposal, because according to our policy, including legal and compliance costs in performance adjustments could weaken accountability by shielding management from the consequences of compliance or regulatory failures. Allowing such expenses to be adjusted out of performance metrics may distort true company performance and undermine the link between executive pay and effective risk oversight.

Include performance metrics in compensation	World		We generally recommend FOR this resolution when the company has failed our executive compensation test.
Prohibit equity vesting for government service	World
We generally recommend AGAINST the proposal, as, according to our policy, its implementation could hinder the Company’s ability to attract key employees. Additionally, it could inadvertently penalize individuals who may wish to enter or return to governmental service.

Remove tax gross-ups	World
We generally recommend AGAINST because according to our policy, it is the benefit of the Company to retain flexibility with respect to executive compensation, rather than commit to arbitrary principles which could place the Company at a competitive disadvantage in recruiting and retaining top talent. We believe that it is ultimately in the shareholders’ best interests that discretionary responsibilities for this ongoing process continue to be vested in the Board.

Report on executive compensation	World
We generally recommend AGAINST because according to our policy and given the current applicable laws and regulations that the Company must comply with, we do not believe that the requested report would add meaningful value to the policies, processes, practices, and resources that are already in place. Additionally, approval of this proposal would result in the Company incurring unnecessary costs and expenses as it is in the best interests of shareholders for the board to manage the Company’s disclosures and risks.

Require a shareholder vote to ratify executive or director severance pay	World
We generally recommend FOR because according to our policy, excessive executive compensation packages has been an ongoing cause of concern among shareholders and investors. While the Company argues that its severance and termination payments are reasonable, we believe that it is in the best interests of the stockholders if they ratify executive compensation in such form.  We believe that approval of this proposal will enable the stockholders to voice their views and opinions regarding the Company’s executive severance payments and will ensure decisions are in their best interests.

Require that executives retain shares	World
We generally recommend AGAINST because according to our policy, the Company’s current stock ownership requirement strikes an appropriate balance of encouraging focus on the long-term performance of the Company and the strong alignment with shareholder interests, while enabling the Company to attract and retain the best people in the industry.

Use a deferral period for compensation	World		We generally recommend AGAINST because according to our policy, the existing compensation practice already reflects alignment with the long-term performance and goals of the Company.
Use GAAP metrics for compensation	World
We generally recommend AGAINST this proposal because, in accordance with our policy, approval would impose rigid targets that could hinder the Company's ability to adapt to adjustments and fluctuations beyond its control. Additionally, using GAAP metrics in compensation could misalign the Company’s short-term financial goals with its long-term success, and increase the complexity of measuring and rewarding performance. We believe that approval of the proposal could undermine the Compensation Committee’s flexibility in determining the most appropriate metrics for the Company’s financial circumstances.

Proposals by shareholders | Directors

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Allow for the removal of directors without cause	World
We generally recommend FOR the proposal because according to our policy, allowing to remove directors without cause provides flexibility to the Company to make necessary changes to its leadership when deemed appropriate. Allowing for the removal of directors without cause ensures that the Board can effectively address issues such as performance concerns and maintain the best interests of the Company and its shareholders.

Amend the indemnification/liability provisions for directors	World
We generally recommend FOR because according to our policy, approval of the indemnification and liability provisions will enable the Company to attract, retain, and motivate its directors, whose efforts are crucial to its long-term success. By providing directors with appropriate protection against personal liability, the Company ensures that directors can make decisions in the best interests of the Company without undue concern about personal financial risks.

Change the size of the board of directors	World
We generally recommend a vote AGAINST because according to our policy, we believe that a board should ideally consist of between five and fifteen members. This size strikes an appropriate balance between meeting the Company’s needs and ensuring effective oversight.

Classify the board	World
We generally recommend AGAINST because according to our policy, staggered terms for directors increase the difficulty for shareholders to make fundamental changes to the composition and behavior of a board. We prefer that the entire board of a company be elected annually to provide appropriate responsiveness to shareholders.

Create a CEO succession plan	World
We generally recommend FOR because according to our policy, a CEO succession plan would safeguard a smooth transition and alignment into a new leadership whenever the need arises, thereby ensuring continuity and shareholder confidence in the Company.

Create a key committee	World
We generally recommend FOR because according to our policy, the board of directors should establish key Board committees—namely Audit, Compensation, and Nominating committees—composed solely of independent outside directors. This structure ensures sound corporate governance practices, enhances objectivity, and strengthens the oversight of critical areas within the Company.

Create a non-key committee	World
We generally recommend AGAINST because according to our policy, implementing the proposal would not justify the administrative costs and efforts, nor would it provide a corresponding meaningful benefit to the Company’s shareholders. Moreover, we believe that the scope of committee responsibilities as requested in the proposal are already fulfilled by the board of directors.

Declassify the board	World		We generally recommend FOR when the company performance (as measured by TSR) is the bottom 20th percentile of the universe.
Decrease the required director experience / expertise / diversity	World
We generally recommend AGAINST because according to our policy, a diversified board would encourage good governance and enhance shareholder value. Bringing together a diverse range of skills and experience is necessary in building a constructive and challenging board.

Designate an independent chairman	World
We generally recommend AGAINST because according to our policy, we believe that the current Board leadership structure has been effective in the Company's sustained long-term performance. Thus, we believe that the Board should have the flexibility in determining the Board’s leadership structure rather than committing to a one-size-fits-all policy.

Elect a director to board	World
We generally recommend AGAINST because according to our policy, allowing a shareholder to elect a director to a board is not in the best interests of the Company. Instead, the board should continue to nominate directors for shareholder approval, as they possess the expertise and resources to find the most qualified candidates.

Eliminate term limits	World
We generally recommend FOR because according to our policy, elimination of term limits will help the Company to attract, retain and motivate directors who can contribute valuable insights and long-term strategic guidance. This will also ensure continuity and strengthen the Company's governance by retaining knowledgeable and capable leadership of experienced directors.

Eliminate the retirement age requirement	World
We generally recommend FOR this proposal because, in accordance with our policy, the Company and its shareholders are in the best position to determine the approach to corporate governance, particularly board composition. Imposing inflexible rules, such as age limits for outside directors, does not necessarily correlate with returns or benefits for shareholders. Similar to arbitrary term limits, age limits could force valuable directors off the board solely based on their age, potentially undermining the effectiveness of the board.

Ensure compensation advisor independence	World
We generally recommend AGAINST because according to our policy, this proposal is unnecessary as existing SEC regulations already require sufficient disclosures regarding the Company’s comprehensive recoupment policies and practices.

Establish a stakeholder position to board	World
We generally recommend AGAINST because according to our policy, the current selection process, composition and skillset of the board of directors already captures stakeholder representation in the board room. As such, approval of the proposal would be redundant and duplicative.

Introduce a retirement age requirement	World
We generally recommend AGAINST this proposal because, in accordance with our policy, the Company and its shareholders are in the best position to determine the approach to corporate governance, particularly board composition. Imposing inflexible rules, such as age limits for outside directors, does not necessarily correlate with returns or benefits for shareholders. Similar to arbitrary term limits, age limits could force valuable directors off the board solely based on their age, potentially undermining the effectiveness of the board.

Introduce term limits	World
We generally recommend against this proposal because, in accordance with our policy, it would not serve a useful purpose. Having experienced directors on the board is crucial for the Company’s long-term success and the enhancement of shareholder value.

Require director experience / expertise / diversity or other limits on the board	World
We generally recommend AGAINST because according to our policy, it is in the best interests of the shareholders for the board and nominating committee to manage the composition and qualifications of the board members.

Require stock ownership for directors	World
We generally recommend AGAINST because according to our policy, imposing a mandatory requirement on stock ownership for directors could potentially put the Company in a competitive disadvantage in retaining the best directors. Such a requirement might limit the Company’s ability to fully capitalize on an individual’s skills, expertise, and contributions.

Separate the chairman and CEO positions	World
We generally recommend AGAINST because according to our policy, we believe that the Board should have the flexibility in determining the Board’s leadership structure rather than committing to a one-size-fits-all policy.

Proposals by shareholders | Health, Safety, and Operations

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Adopt a paid sick leave policy	World
We generally recommend a vote AGAINST because according to our policy, approving this proposal would lead to unnecessary costs and expenses. Additionally, this policy is not universally applicable, as it would only affect the Company's non-unionized employees. In contrast, unionized employees are typically governed by collective bargaining agreements that address such matters.

Modify business operations with a high-risk country, entity, region, etc.	World
We generally recommend AGAINST because according to our policy, the company’s existing operational protocols in conflict-affected and high-risk areas already address the concerns raised in the proposal. In our view, reducing or ceasing operations in these areas could negatively impact the company’s profitability and long-term sustainability.

Reduce sales/marketing of alcohol products/services	World
We generally recommend AGAINST because according to our policy, approval of the proposal is unnecessary as the Company already complies with the applicable federal laws and regulations and given the Company’s nature of business, we believe that approval of the proposal would significantly impact its operations.

Reduce sales/marketing of drug products/services	World
We generally recommend AGAINST because according to our policy, approval of the proposal is unnecessary as the Company already complies with the applicable federal laws and regulations and given the Company’s nature of business, we believe that approval of the proposal would significantly impact its operations.

Reduce sales/marketing of gambling products/services	World
We generally recommend AGAINST because according to our policy, approval of the proposal is unnecessary as the Company already complies with the applicable federal laws and regulations and given the Company’s nature of business, we believe that approval of the proposal would significantly impact its operations.

Reduce sales/marketing of other products/services	World
We generally recommend AGAINST because according to our policy, approval of the proposal is unnecessary as the Company is already required to comply with applicable federal laws and regulations and given the Company’s nature of business, we believe that approval of the proposal would significantly impact its operations.

Reduce sales/marketing of pornography products/services	World		We generally recommend AGAINST because according to our policy, approval of the proposal would significantly impact the Company’s business operations.
Reduce sales/marketing of tobacco/vape products/services	World
We generally recommend AGAINST because according to our policy, approval of the proposal is unnecessary as the Company already complies with the applicable federal laws and regulations and given the Company’s nature of business, we believe that approval of the proposal would significantly impact its operations.

Reduce sales/marketing of unhealthy foods/beverages	World
We generally recommend AGAINST because according to our policy, the Company is already addressing the issues related to the consumption of its products through its sustainability and current marketing initiatives.

Reduce sales/marketing of weapon products/services	World
We generally recommend AGAINST because according to our policy, the Company has in place extensive procedures to ensure that weapon sales are made in strict compliance with all applicable United States laws and regulations.

Report on artificial intelligence	World
We generally recommend a vote AGAINST because according to our policy, the proposed report on artificial intelligence would be an unnecessary addition to the Company’s existing efforts in AI reporting. Also, approval of the proposal would pose significant administrative costs and financial burden to the Company.

Report on content management	World
We generally recommend AGAINST because according to our policy, approval of this proposal would result in the Company incurring unnecessary costs and expenses. Additionally, it is in the best interests of shareholders for the board to manage the Company’s disclosures and risks.

Report on cybersecurity	World
We generally recommend AGAINST because according to our policy and given the current applicable laws and regulations that the Company must comply with, we do not believe that the requested report would add meaningful value to the policies, processes, practices, and resources that are already in place. Additionally, approval of this proposal would result in the Company incurring unnecessary costs and expenses as it is in the best interests of shareholders for the board to manage the Company’s disclosures and risks.

Report on data privacy	World
We generally recommend AGAINST because according to our policy and given the current applicable laws and regulations that the Company must comply with, we do not believe that the requested report would add meaningful value to the policies, processes, practices, and resources that are already in place. Additionally, approval of this proposal would result in the Company incurring unnecessary costs and expenses as it is in the best interests of shareholders for the board to manage the Company’s disclosures and risks.

Report on high-risk country operations	World
We generally recommend AGAINST because according to our policy and given the current applicable laws and regulations that the Company must comply with, we do not believe that the requested report would add meaningful value to the policies, processes, practices, and resources that are already in place. Additionally, approval of this proposal would result in the Company incurring unnecessary costs and expenses as it is in the best interests of shareholders for the board to manage the Company’s disclosures and risks.

Report on intellectual property transfers	World
We generally recommend AGAINST because according to our policy and given the current applicable laws and regulations that the Company must comply with, we do not believe that the requested report would add meaningful value to the policies, processes, practices, and resources that are already in place. Additionally, approval of this proposal would result in the Company incurring unnecessary costs and expenses as it is in the best interests of shareholders for the board to manage the Company’s disclosures and risks.

Report on maternal health outcomes	World
We generally recommend AGAINST because according to our policy and given the current applicable laws and regulations that the Company must comply with, we do not believe that the requested report would add meaningful value to the policies, processes, practices, and resources that are already in place. Additionally, approval of this proposal would result in the Company incurring unnecessary costs and expenses as it is in the best interests of shareholders for the board to manage the Company’s disclosures and risks.

Report on plant closure community impacts	World
We generally recommend AGAINST because according to our policy and given the current applicable laws and regulations that the Company must comply with, we do not believe that the requested report would add meaningful value to the policies, processes, practices, and resources that are already in place. Additionally, approval of this proposal would result in the Company incurring unnecessary costs and expenses as it is in the best interests of shareholders for the board to manage the Company’s disclosures and risks.

Report on product information / production	World
We generally recommend AGAINST because according to our policy, approval of this proposal would result in the Company incurring unnecessary costs and expenses by duplicating efforts that are already underway and providing additional reports with information that is already available to shareholders.

Report on product pricing/distribution	World
We generally recommend AGAINST because according to our policy, approval of this proposal would result in the Company incurring unnecessary costs and expenses by duplicating efforts that are already underway and providing additional reports with information that is already available to shareholders.

Report on public health risks	World
We generally recommend AGAINST because according to our policy and given the current applicable laws and regulations that the Company must comply with, we do not believe that the requested report would add meaningful value to the policies, processes, practices, and resources that are already in place. Additionally, approval of this proposal would result in the Company incurring unnecessary costs and expenses as it is in the best interests of shareholders for the board to manage the Company’s disclosures and risks.

Report on suppliers / partners / customers / sales	World
We generally recommend AGAINST because according to our policy, approval of this proposal would result in the Company incurring unnecessary costs and expenses. Additionally, it is in the best interests of shareholders for the board to manage the Company’s disclosures and risks.

Report on worker health and safety	World
We generally recommend AGAINST because, according to our policy and given the current laws and regulations that the company is already required to comply with, we do not believe the requested report would provide meaningful additional value beyond existing policies, processes, practices, and resources.

Proposals by shareholders | Human Resources and Rights

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Address fair lending	World
We generally recommend AGAINST the proposal because, according to our policy, it would not meaningfully improve the Company’s existing robust policies and risk oversight structure, nor enhance any current disclosures that provide shareholders with meaningful information on how the Company addresses and oversees risks related to discrimination. Additionally, we are concerned that such an evaluation could, in today’s highly litigious environment, inadvertently provide a roadmap for lawsuits against the Company, potentially leading to significant legal costs for shareholders in the long term.

Address income inequality	World
We generally recommend AGAINST because according to our policy, the Company’s existing compensation processes are guided by the fundamental principle that decisions are made on the basis of the individual's personal capabilities, qualifications and contributions to the Company's needs and not on gender. Moreover, given the Company’s current efforts to equal employment opportunity, we believe that approval of this proposal will accrue unnecessary costs and administrative burden to the Company.

Address labor disputes	World
We generally recommend AGAINST this proposal because, in accordance with our policy, the Company has already addressed the labor concerns raised in the proposal. As such, approval of the requested report is unnecessary and would result in significant administrative costs, diverting Company resources from more relevant and meaningful priorities.

Address sexual harassment complaints	World
We generally recommend AGAINST because according to our policy, adoption of the proposal is unnecessarily duplicative of the Company’s efforts to deter incidents of sexual harassment through its own policies and practices.

Adopt an anti-discrimination policy	World
We generally recommend AGAINST because according to our policy, this could put the Company in an uncompetitive position in terms of hiring prospective talents due to the rigid requirements of the proposal.

Adopt diversity-based hiring	World
We generally recommend AGAINST because according to our policy, this could put the Company in an uncompetitive position in terms of hiring prospective talents due to the rigid requirements of the proposal.

Adopt merit-based hiring	World
We generally recommend AGAINST because according to our policy, this could put the Company in an uncompetitive position in terms of hiring prospective talents due to the rigid requirements of the proposal.

Become a public benefit corporation	World		We generally recommend AGAINST because according to our policy, the proposal is not necessary and is not in the best long-term interest of the Company and its shareholders.
Provide a human rights impact assessment	World
We generally recommend a vote AGAINST because, while human rights impact assessments (HRIAs) are valuable for identifying and mitigating risks, mandating rigid reporting can undermine their effectiveness. Such reporting requirements may encourage superficial compliance without meaningful human rights improvements.

Provide a report promoting DEI practices	World
We generally recommend AGAINST this proposal because, in accordance with our policy and considering the requirements that the Company already abides by with regards to equal employment opportunity, we believe its approval would impose unnecessary costs and administrative burdens on the Company.

Report on abortion policy	World
We generally recommend AGAINST because according to our policy, providing a report on a highly sensitive topic could cause divisiveness among the Company, its employees, customers and shareholders. The complexity of views drawn from reporting the policies on abortion or something similar could pose significant reputational and legal risks for the Company which could subsequently affect its operations and performance.

Report on collective bargaining/union relations	World
We generally recommend AGAINST this proposal because, in line with our policy and given the Company's compliance with applicable laws regarding freedom of association, we believe its approval would not provide additional benefits to employees or create further value for shareholders.

Report on fetal tissue use	World
We generally recommend AGAINST because according to our policy, providing a report on a highly sensitive topic could cause divisiveness among the Company, its employees, customers and shareholders. The complexity of views drawn from reporting the policies on fetal tissue use or something similar could pose significant reputational and legal risks for the Company which could subsequently affect its operations and performance.

Report on human trafficking	World
We generally recommend AGAINST because according to our policy and given the Company’s current policies which effectively articulate their long-standing support for, and continued commitment to, human rights, the proposal would be duplicative and unnecessary.

Report on in vitro fertilization	World
We generally recommend AGAINST because according to our policy, providing a report on a highly sensitive topic could cause divisiveness among the Company, its employees, customers and shareholders. The complexity of views drawn from reporting the policies on abortion or something similar could pose significant reputational and legal risks for the Company which could subsequently affect its operations and performance.

Report on prison/slave/child labor	World
We generally recommend AGAINST because according to our policy and given the current applicable laws and regulations that the Company must comply with, we do not believe that the requested report would add meaningful value to the policies, processes, practices, and resources that are already in place. Additionally, approval of this proposal would result in the Company incurring unnecessary costs and expenses as it is in the best interests of shareholders for the board to manage the Company’s disclosures and risks.

Report on sexual harassment complaints	World
We generally recommend AGAINST because according to our policy and given the current applicable laws and regulations that the Company must comply with, we do not believe that the requested report would add meaningful value to the policies, processes, practices, and resources that are already in place. Additionally, approval of this proposal would result in the Company incurring unnecessary costs and expenses as it is in the best interests of shareholders for the board to manage the Company’s disclosures and risks.

Report on the costs/risks of DEI practices	World
We generally recommend AGAINST this proposal because, in accordance with our policy, conducting a cost/benefit report or a stand-alone DEI audit by the Company or a group acting on its behalf could potentially uncover violations of regulations or laws, which could pose both legal and reputational risks. Additionally, we are concerned that such report could, in our highly litigious society, serve as a roadmap for lawsuits against the Company, potentially leading to significant costs for shareholders in the long term.

Report on worker misclassification	World		We generally recommend AGAINST because according to our policy, approval of the proposal would not create additional benefits to the employees or value for the shareholders.
Request the company cease or re-evaluate DEI activities	World
We generally recommend AGAINST this Proposal because, according to our policy, requests to cease or re-evaluate DEI activities risk undermining the significant benefits that diversity, equity, and inclusion bring to the company. Scaling back these efforts could also negatively affect talent attraction, retention, and overall company performance.

Rescind the racial equity audit	World
We generally recommend a vote AGAINST because, according to our policy, the proposed rescinding of the racial audit undermines efforts to assess the impacts of the Company’s diversity, equity, and inclusion (DEI) practices. Racial audits are essential in identifying and addressing disparities, and reversing this initiative would limit shareholders' ability to evaluate the materiality and effectiveness of the Company’s DEI efforts.

Proposals by shareholders | Legal and Compliance

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Adopt exclusive forum bylaws	World
We generally recommend FOR because according to our policy, having an exclusive forum will allow the Company to address disputes and litigations in an exclusive jurisdiction, with familiarity of the law, and reduce the administrative cost and burden related to settlement.

Relinquish intellectual property	World
We generally recommend AGAINST because according to our policy the proposal would not meaningfully improve the Company’s disclosure and reporting policies in place but is rather duplicative of its current efforts in addressing issues with product access and pricing.

Report on concealment clauses	World
We generally recommend AGAINST because according to our policy and given the current applicable laws and regulations that the Company must comply with, we do not believe that the requested report would add meaningful value to the policies, processes, practices, and resources that are already in place. Additionally, approval of this proposal would result in the Company incurring unnecessary costs and expenses as it is in the best interests of shareholders for the board to manage the Company’s disclosures and risks.

Report on employee arbitration claims	World
We generally recommend AGAINST this proposal because, in accordance with our policy, it presents a one-size-fits-all approach that could adversely impact the Company's ability to effectively use arbitration.

Report on patent process	World
We generally recommend AGAINST because according to our policy the proposal would not meaningfully improve the Company’s disclosure and reporting policies in place and we do not believe the report would result in any additional benefit to shareholders.

Report on whistleblowers	World
We generally recommend AGAINST because according to our policy and given the current applicable laws and regulations that the Company must comply with, we do not believe that the requested report would add meaningful value to the policies, processes, practices, and resources that are already in place. Additionally, approval of this proposal would result in the Company incurring unnecessary costs and expenses as it is in the best interests of shareholders for the board to manage the Company’s disclosures and risks.

Proposals by shareholders | M&A / Structure

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Make a self-tender offer	World		We generally recommend AGAINST because according to our policy, the proposal is not necessary and is not in the best long-term interest of the Company and its shareholders.
Remove an antitakeover provision(s)	World
We generally recommend AGAINST because according to our policy, removal of the Company's antitakeover provisions may leave the Company vulnerable to a hostile takeover. Additionally, the current antitakeover provisions provide more time for management to consider offers and negotiate better terms.

Request an M&A / restructure	World		This proposal is considered on a case-by-case basis by the guidelines committee.
Ratify a poison pill	World
We generally recommend a vote FOR because according to our policy, approval of the proposal will acknowledge both the advantages and inherent risks of implementing a shareholder rights plan, or poison pill. While these plans can deter hostile takeovers, they also carry the risk of management entrenchment in some cases. Ensuring that shareholders are given a voice on the advisability of such a plan is crucial to safeguarding the Company from these risks, promoting transparency, and maintaining a balance between protecting shareholder interests and preventing potential misuse of the plan.

Proposals by shareholders | Mutual Fund

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Convert the closed-end fund to an open-end fund	World
We generally recommend a vote AGAINST this proposal because, according to our policy, a closed-end fund structure tends to provide higher returns to shareholders, as the value of shares is influenced by market dynamics, which can result in trading at a premium or discount to NAV. Additionally, closed-end funds often generate higher income by utilizing leverage, making them particularly attractive to income-focused investors.

Proposals by shareholders | Other

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Adopt MacBride Principles, Sullivan Principles, or similar	World
We generally recommend AGAINST because adoption of this proposal would be duplicative and would make the Company unnecessarily accountable to different sets of overlapping fair employment guidelines that are already covered in its policies.

Approve other company policies	World		This proposal is considered on a case-by-case basis by the guidelines committee.
Disassociate from industry associations	World
We generally recommend AGAINST because according to our policy, companies benefit from industry associations, especially when it comes to influential policies that can directly affect businesses. As such, disassociation from such groups could potentially pose potential reputational and systemic risks that could be detrimental to the Company’s business in the long-run.

Prepare an independent third-party audit	World
We generally recommend AGAINST this proposal because, in accordance with our policy, conducting a stand-alone audit by the Company or a group acting on its behalf could potentially reveal violations of regulations and laws, which could be legally and reputationally problematic. Additionally, we are concerned that such an audit could, in our highly litigious society, provide a roadmap for lawsuits against the Company, which could result in significant costs for shareholders over the long term.

Report on another matter	World		This proposal is considered on a case-by-case basis by the guidelines committee.
Report on key-person risk	World
We generally recommend AGAINST the proposal, because according to our policy, its approval would put the Company at a competitive disadvantage. The disclosure requested would make sensitive information publicly available, potentially undermining the execution of the Company’s business strategy and hindering the recruitment and retention of top management talent.

Reimburse proxy contest expenses	World		This proposal is considered on a case-by-case basis by the guidelines committee.

Proposals by shareholders | Politics

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Report on charitable contributions	World
We generally recommend AGAINST this proposal because, in accordance with our policy, the Company already carefully evaluates and reviews its charitable activities, and makes information about its corporate giving publicly available. We do not believe that implementing the proposal would justify the administrative costs and efforts, nor would it provide a meaningful benefit to the Company’s shareholders.

Report on government financial support	World
We generally recommend AGAINST because according to our policy and given the current applicable laws and regulations that the Company must comply with, we do not believe that the requested report would add meaningful value to the policies, processes, practices, and resources that are already in place. Additionally, approval of this proposal would result in the Company incurring unnecessary costs and expenses as it is in the best interests of shareholders for the board to manage the Company’s disclosures and risks.

Report on lobbying expenditures	World
We generally recommend AGAINST because according to our policy and given the current applicable laws and regulations that the Company must comply with, we do not believe that the requested report would add meaningful value to the policies, processes, practices, and resources that are already in place. Additionally, approval of this proposal would result in the Company incurring unnecessary costs and expenses as it is in the best interests of shareholders for the board to manage the Company’s disclosures and risks.

Report on partnerships with political (or globalist) organizations	World
We generally recommend AGAINST because according to our policy and given the current applicable laws and regulations that the Company must comply with, we do not believe that the requested report would add meaningful value to the policies, processes, practices, and resources that are already in place. Additionally, approval of this proposal would result in the Company incurring unnecessary costs and expenses as it is in the best interests of shareholders for the board to manage the Company’s disclosures and risks.

Report on political contributions	World
We generally recommend AGAINST because according to our policy and given the current applicable laws and regulations that the Company must comply with, we do not believe that the requested report would add meaningful value to the policies, processes, practices, and resources that are already in place. Additionally, approval of this proposal would result in the Company incurring unnecessary costs and expenses as it is in the best interests of shareholders for the board to manage the Company’s disclosures and risks.

Report on public policy advocacy	World
We generally recommend AGAINST because according to our policy and given the Company’s policies and oversight mechanisms related to its political contributions and activities, we believe that the shareholder proposal is unnecessary and will not result in any additional benefit to the shareholders. Rather, the proposal promotes impractical and imprudent actions that would negatively affect the business and results.

Revoke a public policy endorsement	World
We generally recommend AGAINST because according to our policy, political endorsement and spending is an integral part of a business, as Companies should have a voice on policies affecting them. As such, approval of this proposal will strictly limit the Company’s flexibility in supporting the advocacies that are congruent with its business.

Support a public policy endorsement	World
We generally recommend AGAINST because according to our policy, although the Company must comply with federal, state, and local campaign finance and lobbying regulations that are currently in place, we believe that political endorsements, often in the form of contributions, increase the possibility of misalignment with corporate values which in turn could lead to reputational risks.

Proposals by shareholders | Shareholder Rights

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Adopt a fair elections/advance notice bylaw	Canada
We generally recommend FOR when the policy stipulates that nominations must be submitted no later than 30-65 days before the annual meeting and that nominations must be submitted no earlier than 30-65 days prior to the annual meeting.

Adopt a fair elections/advance notice bylaw	United States
We generally recommend FOR when the policy stipulates that nominations must be submitted no later than 60-90 days prior to the annual meeting and that nominations must be submitted no earlier than 120-150 days prior to the annual meeting.

Adopt/increase proxy access	World
We generally recommend a vote AGAINST because according to our policy, , the adoption of a "proxy access" bylaw is not a universal solution to allegations of unresponsiveness to shareholder concerns. We believe that voting decisions should be based on the governance practices and performance of individual companies. We believe that implementing this bylaw could undermine the integrity of the director election process.

Allow virtual-only shareholder meetings	World
We recommend AGAINST this Proposal, because according to our policy, virtual meetings should complement, not replace, in-person shareholder meetings, as relying solely on them may undermine transparency and shareholder participation.

Establish the right to call a special meeting	World		We generally recommend FOR if the proposal will strengthen shareholder rights (i.e. lower the threshold required to call a special meeting).
Introduce the right to act by written consent	World
We generally recommend FOR because according to our policy, the right to act on written consent allows an increased participation of shareholders in the voting process, thereby democratizing voting and giving shareholders the right to act independently from the management.

Oppose the right to act by written consent	World
We generally recommend AGAINST because according to our policy, the right to act on written consent allows an increased participation of shareholders in the voting process, thereby democratizing voting and giving the shareholders the right to act independently from the management.

Require shareholder approval for bylaw amendments	World
We generally recommend FOR because according to our policy, approval of the proposal will ensure that shareholders have a voice in revising or adopting the bylaws which could compromise their interests.

Proposals by shareholders | Voting

Proposal	Region(s) to Include	Region(s) to Exclude	Vote Recommendation
Adopt a majority vote for director election	World
We generally recommend a vote FOR because according to our policy, a majority vote requirement in boardroom elections enhance director accountability to shareholders. This standard ensures that shareholder dissatisfaction with director performance has tangible consequences, transforming the election process from a mere formality into one that truly reflects shareholders' voices.

Adopt confidential voting	World		We generally recommend FOR because according to our policy, approval of the proposal will preserve the confidentiality and integrity of vote outcomes.
Approve cumulative voting	World
We generally recommend AGAINST because according to our policy cumulative voting could make it possible for an individual shareholder or group of shareholders with special interests to elect one or more directors to the Company’s Board of directors to represent their particular interests. Such a shareholder or group of shareholders could have goals that are inconsistent, and could conflict with, the interests and goals of the majority of the Company’s shareholders.

Approve/increase supermajority voting	World
We generally recommend AGAINST because according to our policy, a simple majority vote will strengthen the Company’s corporate governance practice. Contrary to supermajority voting, a simple majority standard will give the shareholders equal and fair representation in the Company by limiting the power of shareholders who own a large stake in the entity, therefore, paving the way for a more meaningful voting outcome.

Eliminate cumulative voting	World
We generally recommend FOR because according to our policy cumulative voting could make it possible for an individual shareholder or group of shareholders with special interests to elect one or more directors to the Company’s Board of directors to represent their particular interests. Such a shareholder or group of shareholders could have goals that are inconsistent, and could conflict with, the interests and goals of the majority of the Company’s shareholders.

Eliminate or reduce supermajority voting	World
We generally recommend FOR because according to our policy, a simple majority vote will strengthen the Company’s corporate governance practice. Contrary to supermajority voting, a simple majority standard will give the shareholders equal and fair representation in the Company by limiting the power of shareholders who own a large stake in the entity and paving the way for a more meaningful voting outcome.

Promote equal voting rights	World
We generally recommend FOR because according to our policy, a differential in voting power may have the effect of denying shareholders the opportunity to vote on matters of critical economic importance to them. In order to provide equal voting right to all shareholders, we prefer that companies do not utilize multiple class capital structures.

Restrict nomination of directors	World
We generally recommend a vote FOR because, according to our policy, a simple majority requirement in director elections, combined with a mandatory resignation policy and prohibition on the renomination of directors, ensures that the election results accurately reflect shareholder sentiment. Specifically, this approach addresses situations where a director receives less than a majority of votes, aligning the election outcome with shareholder expectations and maintaining effective governance.

Tabulate proxy voting	World
We generally recommend FOR because according to our policy, adoption of proxy tabulation simplifies the voting process without compromising transparency or shareholder participation. This streamlined approach ensures that shareholder votes are accurately counted and reported, making it easier for investors to engage in the decision-making process. At the same time, it preserves the integrity and transparency of the voting process, ensuring that all shareholders have an equal opportunity to influence key decisions while promoting efficient governance practices.

IV. Policy Revisions
		Previous Recommendation	Updated Recommendation
Revision Date	12/23/2025
We generally recommend a vote AGAINST because according to our policy, the adoption of a "proxy access" bylaw is not a universal solution to allegations of unresponsiveness to shareholder concerns. We believe that voting decisions should be based on the governance practices and performance of individual companies. We believe that implementing this bylaw could undermine the integrity of the director election process.

We generally recommend FOR because according to our policy, increasing proxy access would allow shareholders to submit proposals at shareholder meetings and nominate directors to the Board, empowering them to have a more direct influence on the Company’s governance. By enabling greater shareholder participation, proxy access enhances transparency and accountability, ensuring that the Board is more responsive to shareholder concerns.

Proposer	Management
Proposal	Adopt/increase proxy access
Region(s) to Include	World
Region(s) to Exclude

V. Legal Disclaimer

DISCLAIMER © 2025 Egan-Jones Proxy Services, a division of Egan-Jones Ratings Company and/or its affiliates. All Rights Reserved. This document is intended to provide a general overview of Egan-Jones Proxy Services’ proxy voting methodologies. It is not intended to be exhaustive and does not address all potential voting issues or concerns. Egan-Jones Proxy Services’ proxy voting methodologies, as they apply to certain issues or types of proposals, are explained in more detail in reference files on Egan-Jones Proxy Services’ website – http://www.ejproxy.com. The summaries contained herein should not be relied on and a user or client, or prospective user or client, should review the complete methodologies and discuss their application with a representative of Egan-Jones Proxy Services. These methodologies have not been set or approved by the U.S. Securities and Exchange Commission or any other regulatory body in the United States or elsewhere. No representations or warranties, express or implied, are made regarding the accuracy or completeness of any information included herein. In addition, Egan-Jones Proxy Services shall not be liable for any losses or damages arising from, or in connection with, the information contained herein, or the use of, reliance on, or inability to use any such information. Egan-Jones Proxy Services expects its clients and users to possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document or the methodology reference files contained on http://www.ejproxy.com.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

  Thomas B. Winmill is the portfolio manager of the registrant ("Portfolio Manager").

  As of the filing date of this report, Mr. Winmill is President, Chief Executive Officer, Chairman, Chief Legal Officer, and a Trustee or Director of the registrant, Bexil Investment Trust, and Midas Series Trust. He is a Director or Manager, President, Chief Executive Officer, and Chief Legal Officer of the investment manager and Bexil Advisers LLC, registered investment advisers (collectively, the “Advisers”), Midas Securities Group, Inc., a registered broker-dealer (the “Broker-Dealer”), Bexil Corporation, a holding company (“Bexil”), and Winmill & Co. Incorporated, a holding company (“Winco”). He is a Director of  Bexil American Mortgage Inc. He is Chairman of the Investment Policy Committee of each of the Advisers (the “IPCs”), and he is the Portfolio Manager of the registrant, Bexil Investment Trust, Midas Discovery, and Midas Special Opportunities. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. He has been associated with the management of the registrant, either directly or through the IPC, since 2002.

 The Portfolio Manager receives compensation for his services. As of December 31, 2025, the Portfolio Manager's compensation plan generally consists of base salary, employee benefits plan participation, qualified retirement plan participation, annual bonuses, which may be discretionary and/or performance based, and certain prerequisites. A portion of his compensation may be deferred based on criteria established by the investment manager, or at the election of the Portfolio Manager.

  The Portfolio Manager's base salary is determined annually by level of responsibility and tenure at the investment manager or its affiliates. The primary components of the Portfolio Manager's annual bonus are based on (i) number of weeks’ salary paid as annual bonuses to employees generally of the investment manager or its affiliates, and (ii) the financial performance of the investment manager or its affiliates. A subjective component of the Portfolio Manager’s annual bonus is based on his overall contribution to management of the investment manager or its affiliates. The Portfolio Manager may also receive an asset level bonus upon assets under management reaching certain levels. The Portfolio Manager also may be compensated under equity based compensation plans linked to increases or decreases in the market value of the stock of the parent of the investment manager and its affiliates.

  The Portfolio Manager's compensation plan may give rise to potential conflicts of interest. The Portfolio Manager's base pay tends to increase with additional and more complex responsibilities often reflecting increased assets under management and marketing efforts, which together indirectly link compensation to sales of fund shares. The asset level bonus, although intended to encourage above average investment performance and account servicing, as well as lower expense ratios, may give rise to potential conflicts of interest by linking compensation to sales. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for one fund or account that may adversely impact the value of securities held by another fund or account. Securities selected for one fund or account rather than another fund or account may outperform the securities selected for the registrant. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the registrant's codes of ethics will adequately address such conflicts.

  The following table provides information relating to other (non-registrant) accounts where the Portfolio Manager is jointly or primarily responsible for day to day management as of December 31, 2025. The Portfolio Manager does not manage accounts or assets with performance based advisory fees, or other pooled investment vehicles.

Portfolio Managers		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas B. Winmill	Number:	3	N/A	8
	Total Assets (millions):	$383	N/A	$45

As of December 31, 2025, the dollar range of shares in the registrant beneficially owned by Thomas B. Winmill was $1 - $10,000. Thomas B. Winmill is Chairman, President, Chief Executive Officer, Chief Legal Officer, and a director of Midas Securities Group, Inc. and may be deemed to have indirect beneficial ownership of over $1,000,000 of the registrant's shares owned by Midas Securities Group, Inc. Mr. Thomas B. Winmill disclaims beneficial ownership of these shares.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

  Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

  There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 16. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")), are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	No income was received by the registrant from securities lending activities in the period covered by this report. The registrant does not have a securities lending agent.

(b)	The registrant does not have a securities lending agent.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)
Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable

(a)(2)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2). Attached hereto as Exhibit 99.CERT.

(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(5)	Change in the registrant’s independent public accountant. Not applicable.

(b)	Certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Attached hereto as Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Foxby Corp.

February 24, 2026	By: /s/ Thomas B. Winmill
Thomas B. Winmill
President and Chief Executive Officer

Foxby Corp.

February 24, 2026	By: /s/ Thomas O’Malley
Thomas O’Malley
Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Foxby Corp.

February 24, 2026	By: /s/ Thomas B. Winmill
Thomas B. Winmill
President and Chief Executive Officer

Foxby Corp.

February 24, 2026	By: /s/ Thomas O’Malley
Thomas O’Malley
Chief Financial Officer